                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             CITISTREET FUNDS, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             CITISTREET FUNDS, INC.

                                PROXY MATERIALS

Dear CitiStreet Funds Investor:

     CitiStreet Funds, Inc. (the "Company") will hold a special meeting on December 1, 2005, at 10:00 a.m. at the offices of the Company, 400 Atrium Drive, Somerset, New Jersey 08873-4172. The purpose of the meeting is for shareholders of the CitiStreet International Stock Fund, the CitiStreet Small Company Stock Fund, the CitiStreet Large Company Stock Fund, and the CitiStreet Diversified Bond Fund (each a "Fund," and collectively, the "Funds") to vote on up to five proposals for the Funds. You have the opportunity to voice your opinion by providing voting instructions on these proposals, and we encourage you to do so.

     This package contains both detailed information about the proposals and voting instruction cards for you to use in casting your vote.

     - Proposal 1 seeks your approval of a proposed investment management agreement with the Company's current investment manager, CitiStreet Funds Management LLC (the "Manager"), for each of the Funds.

     - Proposal 2 seeks your approval of proposed investment subadvisory agreement with SSgA Funds Management, Inc. ("SSgA FM").

     - Proposal 3 seeks your approval of an investment subadvisory agreement with Salomon Brothers Asset Management Inc ("Salomon Brothers") for the Diversified Bond Fund.

     - Proposal 4 seeks your approval of an investment subadvisory agreement with Smith Barney Fund Management LLC ("Smith Barney") for the Large Company Stock Fund.

     - Proposal 5 seeks your election of two Directors of the Company.

     In Proposals 1 and 2, as required by federal securities laws, we seek your approval of the agreements with the Manager and SSgA FM described above because of new ownership of the Manager. The Manager was previously owned indirectly 50% by State Street Corporation and 50% by Citigroup Inc. ("Citigroup"), but on September 1, 2005 it became an indirect wholly-owned subsidiary of MetLife, Inc. ("MetLife"). If approved, the agreements will be substantially similar to the agreements in effect prior to the change in the Manager's ownership, except that they will have new effective dates and new terms during which services will be provided. IN PARTICULAR, THE AGREEMENTS WE ARE ASKING YOU TO APPROVE INVOLVE NO CHANGES IN FEES, AND THE DUTIES AND OBLIGATIONS OF THE MANAGER AND THE SUBADVISER WILL NOT CHANGE.

     In Proposals 3 and 4, we seek your approval of investment subadvisory agreements with Salomon Brothers and Smith Barney for the limited purpose of approving the release of certain fees held in escrow under temporary agreements in place from September 1, 2005 through September 27, 2005. Those interim agree-ments were put in place by the Board of Directors of the Company (the "Board") because of the new ownership of the Manager. On September 27, 2005, the Board approved new agreements with Salomon Brothers and Smith Barney, which became effective immediately under the Funds' manager-subadviser structure. The agreements we are asking you to approve were in effect for only a limited period of time and we are seeking your approval solely to permit the release of fees in escrow paid under the fee schedule previously approved by shareholders. APPROVAL WILL NOT RESULT IN ANY CHANGE IN FEES, AND THE DUTIES AND OBLIGATIONS OF THE AFFECTED SUBADVISERS WILL NOT CHANGE.

     In Proposal 5, we seek your election of two Directors currently serving on the Board.

     The Company's Board of Directors is responsible for protecting your interests in the Funds. The Board believes that these proposals are in your best interest and recommends that you vote for each of the proposals with respect to which you have voting rights.

     If you have a beneficial interest in one or more of the Funds through a variable annuity contract or a variable life insurance contract as of the record date of September 30, 2005, you may instruct The Travelers Insurance Company ("Travelers") how to vote those shares reflecting your beneficial interest. Travelers will place your vote for you according to the instructions you provide on the enclosed voting instruction cards. If you properly sign and return your voting-instruction card but do not provide instructions regarding a particular proposal or proposals for a Fund in which you have an investment, Travelers will vote the shares reflecting your beneficial interest in favor of that proposal or proposals. If you do not return a properly signed voting instruction card for a Fund in which you have an investment, Travelers will vote the shares reflecting your beneficial interest in that Fund in proportion to the overall instructions that it has received from contract and other beneficial owners.

     For Fund shares that are held directly or indirectly by eligible retirement plans (including arrangements under Section 403(b) of the Internal Revenue
Code), other than under a variable annuity contract, these proxy materials are being sent, under the independent plan fiduciary's (if any) standing instruction, to you as a participant, beneficiary, or alternate payee who has an indirect interest in a Fund's shares. If you submit a properly signed voting-instruction card but do not provide instructions regarding a particular proposal or proposals, your shares will not be voted on that proposal or proposals.

     To cast your vote, simply complete your voting instruction card. Please be sure to sign and date each card before mailing it in the enclosed postage-paid envelope. Please return your card or cards by November 28, 2005 so that your vote can be counted.

     The package also includes a notice of new subadvisory agreements ("Notice"). The Notice provides information about new subadvisory agreements with subadvisers that are not affiliated with the Manager. A shareholder vote is not required for these agreements, and therefore no voting instruction card is provided.

     If you have any questions about these materials, please call us at 1-800-242-7884. Thank you for your vote.

                                                      Sincerely,

                                                      Paul S. Feinberg
                                                      President
                                                      CitiStreet Funds, Inc.

November 1, 2005

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                             CITISTREET FUNDS, INC.
                                400 ATRIUM DRIVE
                            SOMERSET, NJ 08873-4172

                      CITISTREET INTERNATIONAL STOCK FUND
                      CITISTREET SMALL COMPANY STOCK FUND
                      CITISTREET LARGE COMPANY STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                                DECEMBER 1, 2005

     You are hereby notified that a special meeting of shareholders of the CitiStreet International Stock Fund, the CitiStreet Small Company Stock Fund, the CitiStreet Large Company Stock Fund, and the CitiStreet Diversified Bond Fund (each a "Fund," and collectively, the "Funds") will take place on December 1, 2005, at 10:00 a.m. at the offices of CitiStreet Funds, Inc. (the "Company"), located at 400 Atrium Drive, Somerset, NJ 08873-4172. The purposes of this special meeting are:

          (1) FOR EACH FUND: a proposal to approve a new investment management agreement with the Funds' current investment manager, CitiStreet Funds Management LLC (the "Manager"), the new agreement being required because of a change in ownership of the Manager;

          (2) FOR EACH FUND: a proposal to approve a new subadvisory agreement with SSgA Funds Management, Inc. ("SSgA FM"), a current subadviser for each of the Funds, the new agreements being required because of a change in ownership of the Manager;

          (3) FOR THE DIVERSIFIED BOND FUND ONLY: a proposal to approve a subadvisory agreement with Salomon Brothers Asset Management Inc ("Salomon Brothers"), currently a subadviser for the Diversified Bond Fund, for the purpose of releasing certain fees currently held in escrow because of the change in ownership of the Manager;

          (4) FOR THE LARGE COMPANY STOCK FUND ONLY: a proposal to approve a new subadvisory agreement with Smith Barney Fund Management LLC ("Smith Barney"), currently a subadviser for the Large Company Stock Fund, for the purpose of releasing certain fees currently held in escrow because of the change in ownership of the Manager;

          (5)  FOR ALL FUNDS:  a proposal to elect two Directors of the Company;
     and

          (6) To consider and transact such other business as may properly be presented at the meeting.

     In accordance with the Company's By-Laws, the Board has fixed September 30, 2005 as the record date for determining voting rights. Only those persons who had voting rights with respect to one or more Funds as of September 30, 2005 are entitled to notice of, and to submit voting instructions for, the meeting. Only shareholders of record (that is, insurance companies or plan sponsors) may attend the meeting.

     Shares of the Funds are available as an investment option in certain variable annuity contracts and variable life insurance contracts issued by The Travelers Insurance Company ("Travelers") and to certain eligible retirement plans. If, as of the record date, you have a beneficial interest in one or more of the Funds, Travelers or your plan's directed trustee or custodian will vote the shares in which you have a beneficial interest according to the instructions you provide on the enclosed voting instruction cards.

     By order of the Board of Directors.

                                                      Lori M. Renzulli
                                                      Secretary
                                                      CitiStreet Funds, Inc.

November 1, 2005

                             CITISTREET FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS

                      CITISTREET INTERNATIONAL STOCK FUND
                      CITISTREET SMALL COMPANY STOCK FUND
                      CITISTREET LARGE COMPANY STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                                DECEMBER 1, 2005

                                PROXY STATEMENT

     The Board of Directors of CitiStreet Funds, Inc. (the "Company" or "we") hereby solicits voting instructions for a special meeting of shareholders of the CitiStreet International Stock Fund, the CitiStreet Small Company Stock Fund, the CitiStreet Large Company Stock Fund, and the CitiStreet Diversified Bond Fund (each, a "Fund," and collectively, the "Funds"). We will hold the meeting on December 1, 2005, at 10:00 a.m. at the offices of the Company, 400 Atrium Drive, Somerset, New Jersey 08873-4172. Only shareholders of record are entitled to vote at the special meeting or any adjournment thereof. We began sending this proxy statement and the voting instruction cards on approximately November 1, 2005.

     The Company uses a manager-subadviser structure to manage and advise the Funds. CitiStreet Funds Management LLC (the "Manager") serves as the overall investment adviser to the Funds as a whole. Each individual Fund has three subadvisers who perform the actual day-to-day investment management of that Fund. The Manager monitors the performance of the subadvisers and recommends changes to the Funds if warranted. The Manager also allocates each Fund's assets among the Fund's subadvisers. Information about the Manager and the administration of the Funds appears in Appendix A to this proxy statement.

     This proxy statement provides information about the five proposals on which we seek your vote. The first four proposals seek your approval of an investment management agreement with the Manager and investment subadvisory agreements with three of the current subadvisers. Federal securities laws require us to obtain your approval of the agreements because of a new ownership structure for the Manager and, with respect to Proposal 2, because the subadviser was affiliated with the Manager at the time the Company's Board of Directors approved the agreements. In Proposals 3 and 4, we seek your approval of investment subadvisory agreements with Salomon Brothers and Smith Barney for the limited purpose of approving the release of certain fees held in escrow under temporary agreements in place from September 1, 2005 through September 27, 2005. Proposal 5 seeks your election of two Directors who have previously been added to the Board under the Company's current procedures but who have not been elected by shareholders.

     The Board of Directors has considered each of the proposals and determined that approval is in the best interest of investors in the Funds. IF THE PROPOSALS ARE APPROVED, THE MANAGER AND THE SUBADVISERS WILL CONTINUE TO PROVIDE ADVISORY SERVICES TO THE FUNDS. NEITHER ADVISORY FEES NOR THE CURRENT MEMBERSHIP OF THE BOARD OF DIRECTORS WILL CHANGE AS A RESULT OF APPROVAL OF THE PROPOSALS. We provide more detail about these proposals below.

     WE ENCOURAGE YOU TO SIGN AND RETURN YOUR VOTING INSTRUCTION CARD(S) AS SOON AS POSSIBLE.

PERSONS HAVING VOTING RIGHTS

     We determined the persons entitled to direct or instruct a shareholder's vote for purposes of this special meeting ("persons having voting rights") as of the record date of September 30, 2005. Persons having voting rights with respect to a Fund include all persons with a beneficial interest in that Fund on that date through a variable annuity contract or a variable life insurance contract or under a retirement plan that permits you to direct the trustee's or custodian's voting. When we refer to "you" in this proxy statement, we are referring to persons having voting rights.

PERSONS ELIGIBLE TO VOTE ON EACH PROPOSAL

     Each of the Funds is a separate portfolio of the Company. Each Fund issues a separate class of capital stock representing an interest in that Fund. Therefore, you are entitled to submit voting instructions only on proposals affecting the Funds in which you have a beneficial interest.

     Five proposals are to be considered at the special meeting:

     - The first proposal ("Proposal 1") affects all Funds. You may vote on Proposal 1 for each Fund in which you have voting rights.

     - The second proposal ("Proposal 2") affects all Funds. You may vote on Proposal 2 for each Fund in which you have voting rights.

     - The third proposal ("Proposal 3") affects only the Diversified Bond Fund. You may vote on Proposal 3 only if you have voting rights with respect to the Diversified Bond Fund.

     - The fourth proposal ("Proposal 4") affects only the Large Company Stock Fund. You may vote on Proposal 4 only if you have voting rights with respect to the Large Company Stock Fund.

     - The fifth proposal ("Proposal 5") affects all Funds. You may vote on Proposal 5 for each Fund in which you have voting rights.

     The following table summarizes the five proposals and who is eligible to vote on them.

                                      FUND SHAREHOLDERS ELIGIBLE TO VOTE
                          -----------------------------------------------------------
                          INTERNATIONAL   SMALL COMPANY   LARGE COMPANY   DIVERSIFIED
PROPOSAL                   STOCK FUND      STOCK FUND      STOCK FUND      BOND FUND
--------                  -------------   -------------   -------------   -----------
Proposal 1: To approve
  the proposed
  management agreement
  with CitiStreet Funds
  Management LLC........        X               X               X              X
Proposal 2: To approve
  proposed subadvisory
  agreements with SSgA
  Funds Management,
  Inc. .................        X               X               X              X
Proposal 3: To approve a
  subadvisory agreement
  with Salomon Brothers
  Asset Management
  Inc. .................                                                       X
Proposal 4: To approve a
  subadvisory agreement
  with Smith Barney Fund
  Management LLC........                                        X
Proposal 5: To elect
  Hugh McHaffie and Ross
  Jones as Directors of
  the Company...........        X               X               X              X

SUBMISSION AND COUNTING OF VOTES

     If your beneficial interest is under a variable annuity or life insurance contract or your retirement plan's independent plan fiduciary directed that the trustee or custodian follow your voting instructions, you are entitled to have the number of shares related to your beneficial interest in a Fund voted in accordance with your instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. If you submit a properly executed voting instruction card but omit voting instructions with respect to any proposal, your beneficial interest will be voted as if you had given instructions to vote for approval of the proposal.

     The Travelers Insurance Company ("Travelers") holds most of the Company's shares in separate accounts that fund variable annuity and variable life insurance contracts. Under the requirements of federal securities laws, Travelers is requesting voting instructions from its contract owners. When Travelers receives the voting instructions from its contract owners, it will vote the Fund shares held in its accounts according to those instructions. Specifically, if you, as a contract or other beneficial owner, submit properly executed voting instructions, Travelers will vote your beneficial interest according to your instructions. Travelers will then vote any remaining Fund shares for which it has not received voting instructions in proportion to the aggregate voting instructions it did receive.

     For your voting instructions to be effective, they must be received by the Company prior to the close of business on November 28, 2005. You may revoke your instructions, but to be effective, written notice of your revocation must be received by the Company prior to the close of business on November 28, 2005.

REQUIRED VOTE

     Approval of Proposals 1-4 requires the affirmative vote of a majority of outstanding shares of the affected Fund or Funds. Federal securities laws define a majority of outstanding shares as the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. This voting requirement means that a vote to "abstain" on Proposals 1-4 will effectively be a vote against the proposal. Voting on Proposals 1-4 will be on a Fund-by-Fund basis. Therefore, Proposals 1 and 4, which cover more than one Fund, will have separate voting for each of the four Funds involved. If any Fund does not approve Proposal 1, then that Fund will no longer receive investment advisory services from the Manager as of January 30, 2006, and prior to that time the Board of Directors will meet to consider appropriate action with regard to that Fund. If any Fund does not approve Proposal 2, then SSgA will be paid fees equal to the expenses it incurred in advising the Fund, rather than the fees set forth in the subadvisory agreement that has been in effect since September 1, 2005. In addition, the Board would be required to approve a new subadvisory agreement with SSgA with respect to that Fund. Shareholder approval of that new subadvisory agreement would not be required. If the Diversified Bond Fund does not approve Proposal 3, Salomon Brothers will be paid fees equal to the expenses it incurred in advising the Fund between September 1, 2005 and September 28, 2005, rather than fees at the rate set forth in the subadvisory agreement in effect during that period. If the Large Company Stock Fund does not approve Proposal 4, Smith Barney will be paid fees equal to the expenses it incurred in advising the Fund between September 1, 2005 and September 28, 2005, rather than fees at the rate set forth in the subadvisory agreement in effect during that period.

     A nominee named in Proposal 5 must be elected by a plurality of the votes cast at the meeting by shareholders of the Company as a whole.

                             ADDITIONAL INFORMATION

OWNERSHIP OF SHARES

     The chart below shows the number of Fund shares outstanding as of the record date. Each class of shares is entitled to one vote per share per applicable proposal.

FUND                                             SHARES OUTSTANDING
----                                             ------------------
International Stock Fund.......................    80,020,945.763
Small Company Stock Fund.......................    79,406,248.940
Large Company Stock Fund.......................    88,980,709.975
Diversified Bond Fund..........................    80,474,004.852

THIS SOLICITATION AND ITS COSTS

     This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. The costs of this solicitation will be borne 50% by MetLife, Inc. or its affiliates and 50% by Citigroup Inc. or its affiliates. The Funds will not pay the costs of this solicitation.

FUTURE PROPOSALS

     For a proposal to be presented at a special meeting of persons having voting rights, we must receive the proposal within a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 120 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from persons with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting. Any such proposals should be sent to the Company at 400 Atrium Drive, Somerset, New Jersey 08873-4172.

OBTAINING A COPY OF THE ANNUAL AND SEMI-ANNUAL REPORTS

     WE WILL FURNISH YOU A COPY OF OUR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ON REQUEST AND WITHOUT CHARGE. IF YOU WISH TO OBTAIN A COPY OF THE ANNUAL AND SEMI-ANNUAL REPORTS, MAIL A REQUEST TO CITISTREET FUNDS MANAGEMENT LLC, 400 ATRIUM DRIVE, SOMERSET, NEW JERSEY 08873-4172, OR CALL 1-800-242-7884.

                                   PROPOSAL 1

                      CITISTREET INTERNATIONAL STOCK FUND
                      CITISTREET SMALL COMPANY STOCK FUND
                      CITISTREET LARGE COMPANY STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                      TO APPROVE AN INVESTMENT MANAGEMENT
                        AGREEMENT WITH CITISTREET FUNDS
                                 MANAGEMENT LLC

     This proposal affects all the Funds, and you are therefore entitled to vote on this proposal for each Fund with respect to which you have voting rights.

     The Board of Directors recommends you vote to approve the proposed management agreement with CitiStreet Funds Management LLC (the "Manager"). The federal securities laws require that we obtain your approval because of a new ownership structure for the Manager, which we describe below. If approved, the proposed management agreement (the "Proposed Management Agreement") will be substantially similar to the agreement in effect prior to the change in the Manager's ownership structure (the "Prior Management Agreement"), except that it will have a new effective date and a new term during which it will be performed. IN PARTICULAR, THE PROPOSED MANAGEMENT AGREEMENT INVOLVES NO CHANGE IN FEES, AND THE MANAGER'S DUTIES AND OBLIGATIONS WILL NOT CHANGE.

CHANGE IN OWNERSHIP STRUCTURE OF THE MANAGER

     Prior to September 1, 2005, the Manager was a wholly-owned subsidiary of CitiStreet Retirement Services LLC, which itself was owned directly 100% by CitiStreet LLC, a Delaware limited liability company. CitiStreet LLC was then and continues to be owned indirectly 50% by State Street Corporation and 50% by Citigroup Inc. ("Citigroup"). Two recently-completed transactions (the "Transactions") changed the ownership structure of both CitiStreet Retirement Services LLC and the Manager. First, a reorganization within the joint venture between Citigroup and State Street Corporation resulted in CitiStreet Retirement Services LLC and its subsidiaries, including the Manager, being transferred to become owned indirectly 100% by Citigroup. Second, Citigroup sold CitiStreet Retirement Services LLC and its subsidiaries, including the Manager, to MetLife, Inc. ("MetLife"). The result of the Transaction is that CitiStreet Retirement Services LLC and the Manager are now indirect wholly-owned subsidiaries of MetLife. This change in ownership structure became effective on September 1, 2005.

THE NEED FOR YOUR APPROVAL

     Because of a requirement of the federal securities laws, the Prior Management Agreement with the Manager automatically terminated when the change in ownership of the Manager became effective on September 1, 2005. In anticipation of that automatic termination, as permitted by the federal securities laws, the Board of Directors approved an interim investment management agreement (the "Interim Management Agreement") that permits the Manager to continue to provide services to the Funds for up to 150 days after the change in ownership of the Manager. That Interim Management Agreement bridges the gap until the shareholder meeting to consider approval of the Proposed Management Agreement. The Interim Management Agreement is substantially similar to the Prior Management Agreement, except for certain differences required by the federal securities laws, such as the requirement that fees be held in escrow until the approval of the Proposed Management Agreement. The fees under the Interim Management Agreement are the same as the fees under the Prior Management Agreement.

     Under an order obtained from the Securities and Exchange Commission (the "SEC"), the Board of Directors is permitted to adopt without shareholder approval new subadvisory agreements with advisers who are not affiliated with the Manager. In reliance on this order, the Board of Directors has adopted new subadvisory agreements with the current subadvisers that were not affiliated with the Manager as of the date of Board approval. These new subadvisory agreements are substantially similar to the current agreements. In accordance with our order from the SEC, we are providing shareholders with a separate notice describing those new agreements. That notice accompanies this proxy statement.

     The SEC order does not apply, however, to investment management agreements or investment subadvisory agreements with the Manager or its affiliates. Under the federal securities laws, these agreements require approval from persons having voting rights. Accordingly, this first proposal seeks approval of the Proposed Management Agreement with the Manager.

     We must enter into the Proposed Management Agreement with the Manager in order to ensure continuation of the Manager's services past the term of the Interim Management Agreement. To become effective, the Proposed Management Agreement with the Manager requires the approval of persons having voting rights. THE APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT WILL NOT RESULT IN ANY SUBSTANTIVE CHANGE TO THE FUNDS OR TO YOU.

PRIOR MANAGEMENT AGREEMENT

     The Prior Management Agreement was dated May 1, 2000. It was last submitted for approval by persons having voting rights on April 27, 2000, when shareholder approval of the agreement was required following a change in control of the Manager. The Board of Directors of the Company most recently reapproved that agreement at its May 12, 2005 meeting.

     Each Fund pays the Manager a fee set at an annual rate of 0.25% of the Fund's average daily net assets. The fees paid by each Fund to the Manager for the fiscal year ended December 31, 2004 were as follows: International Stock
Fund:

$1,099,135; Small Company Stock Fund: $984,116; Large Company Stock Fund:
$1,729,980; Diversified Bond Fund: $1,979,522.

DIFFERENCES BETWEEN THE PRIOR MANAGEMENT AGREEMENT AND THE PROPOSED MANAGEMENT AGREEMENT

     The Proposed Management Agreement will have substantially the same terms as the Prior Management Agreement with the Manager. The only material differences are that, if approved, the Proposed Management Agreement will take effect after approval and will have a two-year term. The Proposed Management Agreement, like the Prior Management Agreement, will continue beyond its initial term as long as the agreement is approved annually by the Board, including a majority of Directors who are not "interested persons" of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Independent Directors"). The Company and the Manager each have the right to terminate the Proposed Management Agreement with not more than 60 days' nor less than 30 days' written notice.

     THE PROPOSED MANAGEMENT AGREEMENT DOES NOT INVOLVE ANY CHANGE IN FEES. Both the Prior Management Agreement and the Proposed Management Agreement set the Manager's fee at an annual rate of 0.25% of each Fund's average daily net assets.

     Both the Prior Management Agreement and the Proposed Management Agreement require the Manager to provide management and administrative services to the Funds. These duties include:

     - setting each Fund's overall investment strategies;

     - evaluating, selecting and recommending subadvisers to manage all or part of a Fund's assets;

     - allocating and, when appropriate, reallocating each Fund's assets among subadvisers;

     - monitoring and evaluating subadviser performance;

     - overseeing subadviser compliance with the applicable Fund's investment objective, policies and restrictions; and

     - reporting to the Board of Directors about each Fund and about the subadvisers' investment performance.

     The Manager also provides accounting services to the Funds and keeps the Funds' accounts and records, other than those maintained by the custodian. The Manager or an affiliated company pays the salaries and expenses of all of its and the Company's personnel except for fees and expenses of the Independent Directors. The Manager or an affiliated company provides necessary assistance to the Board and pays all expenses incurred in connection with managing the ordinary course of our business, other than the fees and expenses that are paid directly by the Funds.

     Appendix A includes additional information about the Manager. Appendix H includes the form of the Proposed Management Agreement.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager, the Proposed Management Agreement, and the proposed investment subadvisory agreements. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the Proposed Management Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Proposed Management Agreement included, among others, the following:

THE EFFECT OF THE TRANSACTIONS ON THE COMPANY AND THE FUNDS

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved, and recommended that the investors of each Fund approve, the Proposed Management Agreement with respect to each Fund. In approving the Proposed Management Agreement, the Board evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the Transactions, and MetLife. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Proposed Management Agreement would be in the best interests of the Company and its investors. The Board noted that, prior to the Transactions, the Manager was owned indirectly 50% by State Street Corporation and 50% by Citigroup, and that after the Transactions, the Manager would be owned 100% by MetLife. The Board considered information regarding the financial strength and businesses of State Street Corporation, Citigroup, and MetLife. State Street Corporation is a financial services company that specializes in meeting the needs of sophisticated global investors. It has $9.5 trillion in assets in custody and $1.4 trillion in assets under management. Citigroup is a financial services company with more than 200 million customer accounts in more than 100 countries. Citigroup provides financial services in three basic categories: consumer services, corporate and investment banking, and global wealth management. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. In the United States, the MetLife companies serve individuals in approximately 13 million households and provide benefits to 37 million customers and their family members through their employee benefit plan sponsors.

     The Board also received and considered information about the Transactions and their effect on the Manager and the Company. Specifically, the Board was informed that the Transactions would not affect the subadvisers, and that the Manager did not expect that the Transactions would affect the services provided by the subadvisers, as those services were described at the Board's February 11, 2005 and May 12, 2005 meetings (at which time the Board approved the Prior Management Agreement). Although the Transactions changed the indirect ownership of the Manager, MetLife informed the Manager that it had no current plans to make any immediate changes with respect to the day-to-day operations of the Company or the Manager. The Board was informed that MetLife intends to review the operations and procedures of the Manager and may consider proposing changes based on that review. The Board concluded that the Transactions, while having affected the Manager's ownership, would not likely result in the Manager's inability to continue to provide services to the Company at approximately the current level. The Board concluded that it would monitor and evaluate the Manager's performance following the Transactions.

     The Board was also informed, both at its February 11, 2005 meeting and its August 17, 2005 meeting, that a sale of an investment advisory firm, such as the one that was to occur in the Transactions, generally requires compliance with
Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"). Specifically, Section 15(f) of the 1940 Act provides that an investment adviser or its affiliates may receive any amount or benefit in connection with the sale of the adviser (or a controlling interest in the adviser) provided that the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the members of the board of directors of the fund must be Independent Directors (i.e., independent of the adviser both before and after the reorganization); and (2) there is not imposed an "unfair burden" on the fund as a result of the reorganization transaction or any express or implied terms, conditions or understandings applicable to the transaction.

     The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the adviser or any interested person of the adviser is entitled to receive compensation from any person in connection with the purchase from or sale of securities or property to the mutual fund (other than bona fide compensation as a principal underwriter or compensation for the fund for other than bona fide investment advisory or other services). Therefore, compensation for bona fide services to the Fund, such as an advisory fee, does not constitute an unfair burden. In addition, Section 15(f) relates only to burdens that may be imposed by the transaction, not other matters, such as fees unrelated to the transaction.

     The Board noted that steps had already been taken so that the Board met the requirement that at least 75% of the Directors were Independent Directors.

     The Board was informed that, in the agreement relating to the sale of the Manager and its affiliates to MetLife, both MetLife and Citigroup provided representations designed to ensure compliance with Section 15(f). Each of MetLife and Citigroup agreed that neither it nor any of its affiliates had any express or implied understanding or agreement that would impose an "unfair burden" on the Company or would in any way interfere with reliance on Section 15(f) as a result of the Transactions. The Board was also informed that MetLife agreed that, following the closing, it will use commercially reasonable efforts to take, or to permit the Manager to take, any action necessary to ensure that the provisions of Section 15(f) are met with respect to the Transactions. The Board was informed that MetLife agreed, subject to its applicable fiduciary duties, to use commercially reasonable efforts to conduct its business and to cause each of its affiliates to conduct its business so as to assure that, insofar as within its control, (1) for a period of three years after the closing date, at least 75% of the Board will be independent, and (2) for a period of two years after the closing date, there will not be imposed on the Company an "unfair burden" as a result of the Transactions or any express or implied terms, conditions or understandings applicable thereto.

     In short, the Board was informed that, through the MetLife-Citigroup agreement, the relevant parties have agreed to take appropriate steps under
Section 15(f), and the Board concluded that those representations provided sufficient comfort that MetLife and Citigroup would take the steps necessary to ensure compliance with Section 15(f).

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE PROPOSED MANAGEMENT AGREEMENT

     The Board considered the nature, extent and quality of the services to be provided to the Funds by the Manager under the Proposed Management Agreement and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its May 12, 2005 meeting at which it reapproved the Prior Management Agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement. The Board considered particularly the Manager's representations that the nature, extent and quality of the services to be provided by the Manager to the Funds and the resources to be dedicated by the Manager to the Funds would not change under the Proposed Management Agreement, and would in fact be substantially similar to those provided under the Prior Management Agreement, which the Board most recently approved at its May 12, 2005 meeting. The Board also noted that MetLife has indicated that it has no current plans to make any immediate changes to the personnel providing portfolio management services to the Funds in the wake of the Transactions.

INVESTMENT PERFORMANCE OF THE FUNDS

     The Board also considered information about the performance of each of the Funds, including information that compared the performance of each of the Funds to the performance of each Fund's respective benchmark. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the Prior Management Agreement, it had reviewed data comparing the investment results of each Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for each Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against each Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement.

     Based on its review and in light of all other factors, the Board concluded that the Funds' relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment management fee that would be charged pursuant to the Proposed Management Agreement, as well as the fee rates and amounts paid pursuant to the Prior Management Agreement, which was in effect in 2004. The Board noted that the fees to be paid to the Manager under the Proposed Management Agreement are the same as those payable under the Prior Management Agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions reached by the Board at the May meeting, including conclusions based on comparative fee data and the revenues, expenses, and profitability of the Manager pursuant to the Prior Management Agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by the Manager from its relationship with the Company were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that the Manager would receive pursuant to the Proposed Management Agreement were the same as those the Manager received pursuant to the Prior Management Agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at the May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement. The Board concluded that any ancillary benefits were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

     The Board considered that there were no "breakpoints" (i.e., reductions in the percentage fee rate at set levels of net assets) with respect to the investment management fee paid to the Manager either under the Prior Management Agreement, which was reapproved by the Board during its annual review at its May 12, 2005 meeting, or under the Proposed Management Agreement. The Board reviewed the conclusions it reached at the May meeting, particularly the conclusion that although there were no breakpoints, the fee rate under the Prior Management Agreement was reasonable given the Funds' current asset levels. The Board determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Management Agreement.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Proposed Management Agreement, that each of the factors discussed above supported the approval of the Proposed Management Agreement.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded both that it would be appropriate and desirable for the Manager to continue, after the Transactions, to act as the investment manager to the Company pursuant to the Proposed Management Agreement and that the Proposed Management Agreement would be in the best interest of the Company and its investors. Accordingly, the Board unanimously approved the Proposed Management Agreement and recommended its approval by persons having voting rights.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                                   PROPOSAL 2

                      CITISTREET INTERNATIONAL STOCK FUND
                      CITISTREET SMALL COMPANY STOCK FUND
                      CITISTREET LARGE COMPANY STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                       APPROVAL OF INVESTMENT SUBADVISORY
                  AGREEMENTS WITH SSGA FUNDS MANAGEMENT, INC.

     This proposal affects all the Funds, and you are therefore entitled to vote on this proposal for each Fund with respect to which you have voting rights.

     The Board of Directors recommends you vote to approve proposed subadvisory agreements with SSgA Funds Management, Inc. ("SSgA FM"). The federal securities laws require that we obtain your approval because of a new ownership structure for the Manager, which we described in Proposal 1. If approved, the proposed agreements (the "Proposed SSgA FM Agreements") will be substantially similar to the prior agreements with SSgA FM (the "Prior SSgA FM Agreements"), except that they will have new effective dates and new terms during which they will be performed. IN PARTICULAR, THE PROPOSED SSGA FM AGREEMENTS INVOLVE NO CHANGE IN FEES, AND SSGA FM'S DUTIES AND OBLIGATIONS WILL NOT CHANGE.

THE NEED FOR YOUR APPROVAL

     Because of a requirement of the federal securities laws, the Prior SSgA FM Agreements automatically terminated as of the ownership change of the Manager on September 1, 2005. That ownership change is described in detail in Proposal 1. In anticipation of that automatic termination, as permitted by the federal securities laws, the Board of Directors approved interim subadvisory agreements (the "Interim Agreements") that permit SSgA FM to continue to provide services to each of the Funds for up to 150 days after the change in ownership of the Manager. Interim agreements bridge the gap until the shareholder meeting to consider approval of the Proposed SSgA FM Agreements. The Interim Agreements are substantially similar to the Prior SSgA FM Agreements, except for certain differences required by the federal securities laws, such as the requirement that fees be held in escrow until the approval of the Proposed SSgA FM Agreements. The fees under the Interim Agreements are the same as the fees under the Prior SSgA FM Agreements.

     As explained in Proposal 1, under an exemptive order from the SEC, the Board of Directors is able to approve subadvisory agreements under its own authority, but this power is limited to agreements with subadvisers not affiliated with the Manager. When the Board approved the Proposed SSgA FM Agreements, SSgA FM was still an affiliate of the Manager because State Street Corporation had an ownership interest in both the Manager and SSgA FM. Because SSgA FM and the Manager were affiliates of one another at the time the Board approved the Proposed

SSgA FM Agreements, we seek your approval of those agreements. However, as described in more detail in Proposal 1, State Street Corporation no longer has an ownership interest in the Manager, and the Manager and SSgA FM therefore are no longer affiliates.

     The Proposed SSgA FM Agreements are substantially similar to the Prior SSgA FM Agreements. THE APPROVAL OF THE PROPOSED SSGA FM AGREEMENTS WILL NOT RESULT IN ANY SUBSTANTIVE CHANGE TO THE FUNDS OR TO YOU.

PRIOR SSGA FM AGREEMENTS

     The prior agreement pursuant to which SSgA FM provided investment subadvisory services to the International Stock Fund was dated May 1, 2001. It was last submitted for approval by persons having voting rights on April 25, 2001, when SSgA FM was added as a subadviser to the International Stock Fund. The Board of Directors of the Company most recently reapproved the agreement and approved an amendment decreasing the fee paid to SSgA FM at its February 11, 2005 meeting.

     The prior agreement pursuant to which SSgA FM provided investment subadvisory services to the Small Company Stock Fund was dated May 12, 2001. It was last submitted for approval by persons having voting rights on April 27, 2000, when SSgA FM was added as a subadviser to the Small Company Stock Fund. The Board of Directors of the Company most recently reapproved the agreement at its May 12, 2005 meeting.

     The prior agreement pursuant to which SSgA FM provided investment subadvisory services to the Large Company Stock Fund was dated May 12, 2001. It was last submitted for approval by persons having voting rights on April 27, 2000, when SSgA FM was added as a subadviser to the Large Company Stock Fund. The Board of Directors of the Company most recently reapproved the agreement at its May 12, 2005 meeting.

     The prior agreement pursuant to which SSgA FM provided investment subadvisory services to the Diversified Bond Fund was dated May 1, 2001. It was last submitted for approval by persons having voting rights on April 25, 2001, when SSgA FM was added as a subadviser to the Diversified Bond Fund. The Board of Directors of the Company most recently reapproved the agreement at its May 12, 2005 meeting.

     The International Stock Fund paid aggregate fees of $726,118 to SSgA FM in the year ended December 31, 2004. The Small Company Stock Fund paid aggregate fees of $83,479 to SSgA FM in the year ended December 31, 2004. The Large Company Stock Fund paid aggregate fees of $71,144 to SSgA FM in the year ended December 31, 2004. The Diversified Bond Fund paid aggregate fees of $137,485 to SSgA FM in the year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR SSGA FM AGREEMENTS AND THE PROPOSED SSGA FM AGREEMENTS

     The Proposed SSgA FM Agreements will have substantially the same terms as the Prior SSgA FM Agreements. The only material differences are that, the Proposed SSgA FM Agreements will take effect after shareholder approval and will have two-year terms. The Proposed SSgA FM Agreements will also have minor clarifying changes.

     The Proposed SSgA FM Agreements do not involve any changes in fees. Under both the Prior SSgA FM Agreements and the Proposed SSgA FM Agreements, SSgA FM receives an annual fee equal to:

     - For the International Stock Fund: 0.50% of the average daily Net Allocated Assets (as defined in the subadvisory agreement) up to and including $50 million, plus 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $150 million, plus 0.40% of the average daily Net Allocated Assets over $150 million.

     - For the Small Company Stock Fund: 0.08% of the average daily Net Allocated Assets up to and including $50 million, plus 0.06% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus 0.04% of the average daily Net Allocated Assets over $100 million, with an overall minimum of $50,000 in fees on an annualized basis.

     - For the Large Company Stock Fund: 0.05% of the average daily Net Allocated Assets up to and including $50 million, plus 0.04% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus 0.02% of the average daily Net Allocated Assets over $100 million, with an overall minimum of $50,000 in fees on an annualized basis.

     - For the Diversified Bond Fund: 0.05% of the average daily Net Allocated Assets.

     Appendix B includes additional information about the terms of the Proposed SSgA FM Agreements. Appendix C includes additional information about SSgA FM. Appendix I includes the form of the Proposed SSgA FM Agreements.

     SSgA FM provides investment advice for the following registered investment companies with objectives similar to those of the International Stock Fund:

                                          SIZE AS OF
NAME OF REGISTERED INVESTMENT COMPANY  DECEMBER 31, 2004     ADVISORY FEE RATE
-------------------------------------  -----------------   ---------------------
SSgA International Stock Selection
  Fund.............................      $156,238,458      0.75% of assets under
                                                           management

     SSgA FM does not provide investment advice for any registered investment companies with objectives similar to those of the Small Company Stock Fund.

     SSgA FM provides investment advice for the following registered investment companies with objectives similar to those of the Large Company Stock Fund:

NAME OF REGISTERED             SIZE AS OF
INVESTMENT COMPANY          DECEMBER 31, 2004          ADVISORY FEE RATE
------------------          -----------------   -------------------------------
SSgA S&P 500 Index Fund
  (Feeder Fund)...........   $2,767,466,744     0.045% as total management fee,
                                                which represents the total fees
                                                paid by the S&P Master Fund,
                                                including custody, transfer
                                                agency, and administrative
                                                services.
GE S&P 500 Index Fund.....     $601,370,090     0.05% on the first $100 million
                                                in assets, plus 0.04% on the
                                                next $200 million in assets,
                                                plus 0.03% on assets exceeding
                                                $300 million
GE S&P 500 Index Fund.....      $99,892,150     0.05% on the first $100 million
                                                in assets, plus 0.04% on the
                                                next $200 million in assets,
                                                plus 0.03% on assets exceeding
                                                $300 million
Delaware S&P 500 Index
  Fund (Institutional &
  Consultant).............      $48,226,060     0.05% on the first $50 million
                                                in assets, plus 0.04% on the
                                                next $50 million in assets,
                                                plus 0.02% on assets exceeding
                                                $100 million
John Hancock Variable
  Equity Index
  Portfolio...............     $841,646,156     0.05% on the first $50 million
                                                in assets, plus 0.04% on the
                                                next $50 million in assets,
                                                plus 0.02% on the next $300
                                                million in assets, plus 0.01%
                                                on assets exceeding $400
                                                million
Ameritas Index 500........     $118,133,667     0.05% on all assets

NAME OF REGISTERED             SIZE AS OF
INVESTMENT COMPANY          DECEMBER 31, 2004          ADVISORY FEE RATE
------------------          -----------------   -------------------------------
Gartmore GVIT Equity 500
  Index Fund..............     $286,933,434     0.025% on the first $200
                                                million in assets, plus 0.02%
                                                on the next $500 million in
                                                assets, plus 0.015% on assets
                                                exceeding $700 million
Liberty S&P 500 Index
  Fund, Variable Series...      $55,024,672     0.05% on all assets

     SSgA FM does not provide investment advice for any registered investment companies with objectives similar to those of the Diversified Bond Fund.

     Information about commissions paid to SSgA FM is found in Appendix A to this proxy statement.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager and the Proposed SSgA FM Agreements. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements.

     In considering whether to approve the Proposed SSgA FM Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the Proposed SSgA FM Agreements included, among others, the following:

THE EFFECT OF THE TRANSACTIONS ON THE COMPANY AND THE FUNDS

     At its meeting held on August 17, 2005, the Board of Directors, including all of the Independent Directors, approved, and recommended that the investors of each Fund approve, the Proposed SSgA FM Agreements. In approving the Proposed SSgA FM Agreements, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1, above. The Board also considered information regarding how the Transactions would affect the Funds. This information, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the

Board, in light of all other information regularly received by the Board, to form a judgment as to whether the Proposed SSgA FM Agreements would be in the best interests of the Funds and their investors.

     In advance of the meeting, the Board received from the Manager and MetLife information about the Transactions and their effect on the Manager, the Company, and SSgA FM. Specifically, the Board was informed that the Transactions would not affect the subadvisers, including SSgA FM, and that the Manager did not expect that the Transactions would affect the services provided by the subadvisers as those services were described at the Board's February 11, 2005 and May 12, 2005 meetings (at which time the Board approved the previous agreements). The Board concluded that the Transactions were not likely to affect SSgA FM or SSgA FM's ability to provide subadvisory services to the Funds.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE PROPOSED SSGA FM AGREEMENTS

     The Board considered the nature, extent and quality of the services to be provided to the Funds by SSgA FM under the Proposed SSgA FM Agreements and determined them to be satisfactory. The Board reviewed the conclusions reached by the Board at its February 11, 2005 and May 12, 2005 meetings, at which it reapproved the prior subadvisory agreements with SSgA FM, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements. The Board considered particularly SSgA FM's representations that the nature, extent and quality of the services to be provided by SSgA FM to the Funds and the resources to be dedicated by SSgA FM to the Funds would not change under the Proposed SSgA FM Agreements, and would in fact be substantially similar to those provided under the Prior SSgA FM Agreements, which the Board most recently approved at its May 12, 2005 meeting with respect to the Small Company Stock Fund, the Large Company Stock Fund and the Diversified Bond Fund, and at its February 11, 2005 meeting with respect to the International Stock Fund. The Board also noted that the personnel providing subadvisory services to the Funds would not change as a result of the Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of each of the Funds, including information that compared the performance of the Funds to the performance of the Funds' respective benchmarks. The Board considered that in conjunction with its February 11, 2005 and May 12, 2005 meetings, it had reviewed data comparing the investment results of each Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for each Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against each Fund's peer group. The Board reviewed the conclusions it reached at its February 11, 2005 and May 12, 2005 meetings, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements.

     Based on its review and in light of all other factors, the Board concluded that SSgA FM's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SSGA FM FROM ITS RELATIONSHIP WITH THE COMPANY

     The Board considered the investment subadvisory fees that would be charged pursuant to the Proposed SSgA FM Agreements, as well as the fee rates and amounts paid pursuant to the Prior SSgA Agreements, which were in effect in 2004. The Board noted that the fees to be paid to SSgA FM under the Proposed SSgA FM Agreements are the same as those payable under the Prior SSgA FM Agreements, which, with respect to the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund, were reapproved by the Board during its February 11, 2005 and May 12, 2005 meetings, and which, with respect to the International Stock Fund, was approved by the Board during its February 11, 2005 meeting. The Board reviewed the conclusions it reached at the meetings, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements. The Board concluded that the costs of the services to be provided and profits to be realized by SSgA FM from its relationship with the Funds were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that SSgA FM would receive pursuant to the Proposed SSgA FM Agreements were the same as those SSgA FM received pursuant to the Prior SSgA FM Agreements, which were reapproved by the Board at its February 11, 2005 and May 12, 2005 meetings. The Board reviewed the conclusions it reached at the meetings and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed SSgA FM Agreements. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which SSgA FM would realize economies of scale as the Funds grow, and whether the fee levels in the Proposed SSgA FM Agreements would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's February 11, 2005 and

May 12, 2005 meetings, at which it reapproved the Prior SSgA FM Agreements, and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the Proposed SSgA FM Agreements. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Funds to benefit from economies of scale as the Funds grow.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the Proposed SSgA FM Agreements, that each of the factors discussed above supported the approval of the Proposed SSgA FM Agreements.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board, including its Independent Directors, concluded that it would be appropriate and desirable for SSgA FM to continue, after the Transactions, to act as a subadviser to the Funds pursuant to the Proposed SSgA FM Agreements and that the Proposed SSgA FM Agreements would be in the best interests of the Funds and their investors. Accordingly, the Board unanimously approved the Proposed SSgA FM Agreements and recommended their approval by persons having voting rights.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                   PROPOSAL 3

                        CITISTREET DIVERSIFIED BOND FUND

                 TO APPROVE AN INVESTMENT SUBADVISORY AGREEMENT
                   WITH SALOMON BROTHERS ASSET MANAGEMENT INC

     This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Diversified Bond Fund.

     The Board of Directors recommends you vote to approve an investment subadvisory agreement with Salomon Brothers Asset Management Inc ("Salomon Brothers"), a current subadviser for the Diversified Bond Fund. Your approval is sought for the limited purpose of approving the release of certain fees held in escrow under a temporary agreement, which was required by the change in ownership structure for the Manager described in Proposal 1. The fees held in escrow are based on the same fee rates under the prior agreement with Salomon Brothers, which had been approved by shareholders. Salomon Brothers continues to serve as a subadviser to the Diversified Bond Fund under an agreement approved by the Board of Directors, which under an SEC order described in Proposal 1, need not be approved by shareholders. APPROVAL OF THIS PROPOSAL WILL INVOLVE NO INCREASE IN FEES, AND SALOMON BROTHERS' DUTIES AND OBLIGATIONS WILL NOT CHANGE.

THE NEED FOR YOUR APPROVAL

     Because of a requirement of the federal securities laws, the investment subadvisory agreement with Salomon Brothers that was in effect prior to the change in ownership structure of the Manager automatically terminated on September 1, 2005, the effective date of the ownership change of the Manager, which is described in detail in Proposal 1. In anticipation of that automatic termination, as permitted by the federal securities laws, the Board of Directors approved an interim investment advisory agreement that permitted Salomon Brothers to continue to provide services to the Diversified Bond Fund for up to 150 days after the change in ownership of the Manager. An interim agreement was required because, when the Board approved the agreement on August 17, 2005, Salomon Brothers was still an affiliate of the Manager (and therefore the Board could not approve a subadvisory agreement under the SEC order without shareholder approval). The interim agreement was substantially similar to the prior subadvisory agreement with Salomon Brothers, except for certain differences required by the federal securities laws, such as the requirement that fees be held in escrow until shareholder approval of a new agreement with Salomon Brothers. The fees under the interim agreement were the same as the fees under the prior agreement. That interim agreement became effective September 1, 2005, and remained in effect through September 27, 2005.

     On September 27, 2005, the Board held a meeting to consider, among other things, a planned change of ownership for Salomon Brothers. The Board approved a new subadvisory agreement with Salomon Brothers to become effective upon the change in ownership, which is expected to occur on or about December 1, 2005. That new agreement, and the reasons for Board approval, are set forth in a Notice accompanying this proxy statement.

     Also at the September 27, 2005 meeting, the Board approved a subadvisory agreement to be effective from September 28, 2005 (the "September 28 Agreement") until the ownership change at Salomon Brothers, which, as noted above, is expected on or about December 1, 2005. Because Salomon Brothers ceased to be an affiliate of the Manager after the Manager's change in ownership on September 1, 2005, the SEC Order permitted the Board to approve the September 28 Agreement without shareholder approval. Under the interim agreement that was in place from September 1, 2005 through September 27, 2005, as required by SEC rules, fees were escrowed, and may be paid in full when a new agreement is approved by shareholders. To meet that requirement, we are submitting the September 28 Agreement for shareholder approval for the sole purpose of approving release of the fees held in escrow for Salomon Brothers. The fees held in escrow accrued at the same fee rate as previously approved by shareholders and recently approved by the Board under the new agreements.

     THE APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY SUBSTANTIVE CHANGE TO THE FUND OR TO YOU.

PRIOR AGREEMENT WITH SALOMON BROTHERS

     The agreement pursuant to which Salomon Brothers provided investment subadvisory services to the Diversified Bond Fund prior to September 1, 2005 was dated May 1, 2000. It was last submitted for approval by persons having voting rights on April 25, 2001, when Salomon Brothers was added as a subadviser to the Fund. The Board of Directors of the Company most recently reapproved that agreement at its May 12, 2005 meeting.

     The Diversified Bond Fund paid aggregate fees of $741,901 to Salomon Brothers in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE SEPTEMBER 28 AGREEMENT FOR WHICH WE ARE SEEKING APPROVAL

     The September 28 Agreement has substantially the same terms as the prior agreement with Salomon Brothers, which had been approved by shareholders. The only material difference is that the prior agreement was in place through September 1, 2005, and the agreement for which we are seeking approval became effective on September 28, 2005 and is expected to automatically terminate on the change of ownership of Salomon Brothers (expected on or about December 1, 2005). The September 28 Agreement also has minor clarifying changes.

     The September 28 Agreement did not involve any change in fees. Under both the prior agreement and the September 28 Agreement, Salomon Brothers receives an annual fee equal to: 0.35% of the average daily Net Allocated Assets up to and including $50 million, plus 0.30% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus 0.25% of the average daily Net Allocated Assets over $100 million.

     Appendix B includes additional information about the terms of the subadvisory agreements. Appendix D includes additional information about Salomon Brothers. Appendix I includes the form of the September 28 Agreement.

     Salomon Brothers and its affiliate, Smith Barney Fund Management LLC provide investment advice for the following registered investment companies with objectives similar to those of the Diversified Bond Fund:

                                          SIZE AS OF
NAME OF REGISTERED INVESTMENT COMPANY  DECEMBER 31, 2004      ADVISORY FEE RATE
-------------------------------------  -----------------   ------------------------
OPEN END FUNDS -- INVESTMENT ADVISORY
  CLIENTS.
Smith Barney Diversified Strategic
  Income Fund.....................      $1,158,006,000     First $1 billion    .650%
                                                           Next $1 billion     .625%
                                                           Next $3 billion     .600%
                                                           Next $5 billion     .575%
                                                           Over $10 billion    .550%
Smith Barney Core Plus Bond Fund..        $356,044,000     First $500 MM       .650%
                                                           Over $500 MM        .600%
Smith Barney Investment Grade Bond
  Fund............................      $1,000,155,000     First $500 MM       .650%
                                                           Over $500 MM        .600%
Smith Barney Total Return Bond
  Fund............................        $211,269,000     First $1 billion    .650%
                                                           Next $1 billion     .625%
                                                           Next $3 billion     .600%
                                                           Next $5 billion     .575%
                                                           Over $10 billion    .550%
Salomon Brothers Strategic Bond
  Fund............................        $190,273,803     First $1 billion    .650%
                                                           Next $1 billion     .625%
                                                           Next $3 billion     .600%
                                                           Next $5 billion     .575%
                                                           Over $10 billion    .550%

                                          SIZE AS OF
NAME OF REGISTERED INVESTMENT COMPANY  DECEMBER 31, 2004      ADVISORY FEE RATE
-------------------------------------  -----------------   ------------------------
PORTFOLIOS UNDERLYING VARIABLE
  INSURANCE PRODUCTS
Greenwich Street Series Diversified
  Strategic Income Fund...........        $100,563,000     First $1 billion    .650%
                                                           Next $1 billion     .625%
                                                           Next $3 billion     .600%
                                                           Next $5 billion     .575%
                                                           Over $10 billion    .550%
Salomon Brothers Variable Strategic
  Bond Fund.......................        $102,738,817     First $1 billion    .650%
                                                           Next $1 billion     .625%
                                                           Next $3 billion     .600%
                                                           Next $5 billion     .575%
                                                           Over $10 billion    .550%
Salomon Brothers Variable Total
  Return Fund.....................         $91,628,188     First $1 billion    .750%
                                                           Next $1 billion     .725%
                                                           Next $3 billion     .700%
                                                           Next $5 billion     .675%
                                                           Over $10 billion    .650%
THIRD PARTY SUB-ADVISED FUNDS
Metropolitan Series Fund Salomon
  Brothers Strategic Bond
  Opportunities Portfolio.........        $344,411,363     First $50 million   .350%
                                                           Next $150 million   .300%
                                                           Next $300 million   .250%
                                                           Over $500 million   .200%
JHT Strategic Bond Trust..........        $948,314,793     First $500          .275%
                                                           million
                                                           Over $500 million   .200%

     Information about commissions paid to Salomon Brothers is found in Appendix A to this proxy statement.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements. At its meeting on

September 27, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the September 28 Agreement and an additional agreement to become effective upon a change of ownership of Salomon Brothers. (The latter agreement is discussed in an accompanying Notice.)

     In considering whether to approve the September 28 Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the September 28 Agreement included, among others, the following:

THE EFFECT OF THE TRANSACTIONS ON THE COMPANY AND THE FUND

     At its August 17, 2005 meeting, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the Transactions, and MetLife. This information and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1, above.

     In advance of the meeting, the Board received from the Manager and MetLife information about the Transactions and their effect on the Manager, the Company, and Salomon Brothers. Specifically, the Board was informed that the Transactions would not affect the subadvisers, and that the Manager did not expect that the Transactions would affect the services provided by the subadvisers, as those services were described at the Board's May 12, 2005 meeting (at which time the Board approved the previous agreement).

     At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the acquisition of the Manager by MetLife. The Manager and MetLife confirmed that the Manager's ownership change did not affect the subadvisers, including Salomon Brothers.

     The information provided at the August 17, 2005 and September 27, 2005 meetings, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the September 28 Agreement would be in the best interests of the Fund and its investors.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE PROPOSED SALOMON BROTHERS AGREEMENT

     The Board considered the nature, extent and quality of the services to be provided to the Fund by Salomon Brothers under the September 28 Agreement and determined them to be satisfactory. The Board reviewed the conclusions it reached at its May 12, 2005 meeting at which it reapproved the prior subadvisory agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the September 28 Agreement.

The Board considered particularly the representations that the nature, extent and quality of the services to be provided by Salomon Brothers to the Fund and the resources to be dedicated by Salomon Brothers to the Fund would not change under the September 28 Agreement, and would in fact be substantially similar to those provided under the prior agreement with Salomon Brothers, which the Board most recently approved at its May 12, 2005 meeting. The Board also noted that the personnel providing portfolio management services to the Fund would not change as a result of the Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Diversified Bond Fund, including information that compared the performance of the Fund to the performance of the Fund's respective benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Salomon Brothers, it had reviewed data comparing the investment results of the Diversified Bond Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the September 28 Agreement.

     Based on its review and in light of all other factors, the Board concluded that Salomon Brothers' relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SALOMON BROTHERS FROM ITS RELATIONSHIP WITH THE FUND

     The Board considered the investment subadvisory fee that would be charged pursuant to the September 28 Agreement, as well as the fee rates and amounts paid pursuant to the prior and substantially similar agreement that was in effect in 2004. The Board noted that the fees to be paid to Salomon Brothers under the September 28 Agreement are the same as those payable under the prior subadvisory agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at the May meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Salomon Brothers Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by Salomon Brothers from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Salomon Brothers would receive pursuant to the September 28 Agreement were the same as those Salomon Brothers received pursuant to the prior agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions reached by the Board at such May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the September 28 Agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Salomon Brothers would realize economies of scale as the Fund grows, and whether the fee levels in the September 28 Agreement would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May meeting at which it reapproved the prior agreement and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the September 28 Agreement. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the September 28 Agreement, that each of the factors discussed above supported the approval of the September 28 Agreement.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, the Board, including its Independent Directors advised by independent counsel, concluded that it would be appropriate and desirable for Salomon Brothers to continue to act as a subadviser to the Fund pursuant to the September 28 Agreement and that the September 28 Agreement would be in the best interests of the Fund and its investors. Accordingly, the Board unanimously approved the September 28 Agreement and recommended its approval by persons having voting rights.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                   PROPOSAL 4

                      CITISTREET LARGE COMPANY STOCK FUND

                 TO APPROVE AN INVESTMENT SUBADVISORY AGREEMENT
                     WITH SMITH BARNEY FUND MANAGEMENT LLC

     This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Large Company Stock Fund.

     The Board of Directors recommends you vote to approve an investment subadvisory agreement with Smith Barney Fund Management LLC ("Smith Barney"), a current subadviser for the Large Company Stock Fund. Your approval is sought for the limited purpose of approving the release of certain fees held in escrow under a temporary agreement, which was required by the change in ownership structure for the Manager described in Proposal 1. The fees held in escrow are based on the same fee rates under the prior agreement with Smith Barney, which had been approved by shareholders. Smith Barney continues to serve as a subadviser to the Large Company Stock under an agreement approved by the Board of Directors, which under an SEC order described in Proposal 1, need not be approved by shareholders. APPROVAL OF THIS PROPOSAL WILL INVOLVE NO INCREASE IN FEES, AND SMITH BARNEY'S DUTIES AND OBLIGATIONS WILL NOT CHANGE.

THE NEED FOR YOUR APPROVAL

     Because of a requirement of the federal securities laws, the investment subadvisory agreement with Smith Barney that was in effect prior to the change in ownership structure of the Manager automatically terminated on September 1, 2005, the effective date of the ownership change of the Manager, which is described in detail in Proposal 1. In anticipation of that automatic termination, as permitted by the federal securities laws, the Board of Directors approved an interim investment advisory agreement that permitted Smith Barney to continue to provide services to the Large Company Stock Fund for up to 150 days after the change in ownership of the Manager. An interim agreement was required because, when the Board approved the agreement on August 17, 2005, Smith Barney was still an affiliate of the Manager (and therefore the Board could not approve a subadvisory agreement under the SEC order without shareholder approval). The interim agreement was substantially similar to the prior subadvisory agreement with Smith Barney, except for certain differences required by the federal securities laws, such as the requirement that fees be held in escrow until shareholder approval of a new agreement with Smith Barney. The fees under the interim agreement were the same as the fees under the prior agreement. That interim agreement became effective September 1, 2005, and remained in effect through September 27, 2005.

     On September 27, 2005, the Board held a meeting to consider, among other things, a planned change of ownership for Smith Barney. The Board approved a new subadvisory agreement with Smith Barney to become effective upon the change in ownership, which is expected to occur on or about December 1, 2005. That new agreement, and the reasons for Board approval, are set forth in a Notice accompanying this proxy statement.

     Also at the September 27, 2005 meeting, the Board approved a subadvisory agreement to be effective from September 28, 2005 (the "September 28 Agreement") until the ownership change of Smith Barney, which, as noted above, is expected on or about December 1, 2005. Because Smith Barney ceased to be an affiliate of the Manager after the Manager's change in ownership on September 1, 2005, the SEC Order permitted the Board to approve the September 28 Agreement without shareholder approval. Under the interim agreement that was in place from September 1, 2005 through September 27, 2005, as required by SEC rules, fees were escrowed, and may be paid in full when a new agreement is approved by shareholders. To meet that requirement, we are submitting the September 28 Agreement for shareholder approval for the sole purpose of approving release of the fees held in escrow for Smith Barney. The fees held in escrow accrued at the same fee rate as previously approved by shareholders and recently approved by the Board under the new agreements.

     THE APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY SUBSTANTIVE CHANGE TO THE FUND OR TO YOU.

PRIOR AGREEMENT WITH SMITH BARNEY

     The agreement pursuant to which Smith Barney provided investment subadvisory services to the Large Company Stock Fund prior to September 1, 2005 was dated July 31, 2002. It was last submitted for approval by persons having voting rights on July 30, 2002, when Smith Barney was added as a subadviser to the Fund. The Board of Directors of the Company most recently reapproved that agreement at its May 12, 2005 meeting.

     The Large Company Stock Fund paid aggregate fees of $848,529 to Smith Barney in the fiscal year ended December 31, 2004.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND THE SEPTEMBER 28 AGREEMENT FOR WHICH WE ARE SEEKING APPROVAL

     The September 28 Agreement has substantially the same terms as the prior agreement with Smith Barney, which had been approved by shareholders. The only material difference is that the prior agreement was in place through September 1, 2005, and the agreement for which we are seeking approval became effective on September 28, 2005 and is expected to automatically terminate on the change of ownership of Smith Barney (expected on or about December 1, 2005). The September 28 Agreement also has minor clarifying changes.

     The September 28 Agreement did not involve any change in fees. Under both the prior agreement and the September 28 Agreement, Smith Barney receives an annual fee equal to: 0.45% of the average daily Net Allocated Assets up to and including $45 million, plus 0.35% of the average daily Net Allocated Assets over $45 million.

     Appendix B includes additional information about the terms of the subadvisory agreements. Appendix E includes additional information about Smith Barney. Appendix I includes the form of the September 28 Agreement.

     Smith Barney and its affiliate, Salomon Brothers, provide investment advice for the following registered investment companies with objectives similar to those of the Large Company Stock Fund:

                                          SIZE AS OF
NAME OF REGISTERED INVESTMENT COMPANY  DECEMBER 31, 2004      ADVISORY FEE RATE
-------------------------------------  -----------------   -----------------------
OPEN END FUNDS -- INVESTMENT ADVISORY
  CLIENTS
Smith Barney Large Capitalization
  Growth Fund.....................      $5,168,819,000     First $1 billion  .750%
                                                           Next $1 billion   .725%
                                                           Next $3 billion   .700%
                                                           Next $5 billion   .675%
                                                           Over $10 billion  .650%
Salomon Brothers Large Cap Growth
  Fund............................          $6,895,645     First $1 billion  .750%
                                                           Next $1 billion   .725%
                                                           Next $3 billion   .700%
                                                           Next $5 billion   .675%
                                                           Over $10 billion  .650%
PORTFOLIOS UNDERLYING VARIABLE
  INSURANCE PRODUCTS
Salomon Brothers Variable Large Cap
  Growth Fund.....................         $15,935,000     First $1 billion  .750%
                                                           Next $1 billion   .725%
                                                           Next $3 billion   .700%
                                                           Next $5 billion   .675%
                                                           Over $10 billion  .650%
Travelers Series Fund: Smith Barney
  Large Capitalization Growth
  Portfolio.......................        $419,729,000     First $1 billion  .750%
                                                           Next $1 billion   .725%
                                                           Next $3 billion   .700%
                                                           Next $5 billion   .675%
                                                           Over $10 billion  .650%

                                          SIZE AS OF
NAME OF REGISTERED INVESTMENT COMPANY  DECEMBER 31, 2004      ADVISORY FEE RATE
-------------------------------------  -----------------   -----------------------
THIRD PARTY SUB-ADVISED FUNDS
ING Salomon Brothers Large Cap Growth
  Portfolio.......................         $66,509,174     First $500 million.350%
                                                           Next $1.5 billion .300%
                                                           Over $2 billion   .250%

     Information about commissions paid to Smith Barney is found in Appendix A to this proxy statement.

BOARD CONSIDERATION

     At its meeting on August 17, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the proposed change in ownership of the Manager. The Board received and considered a variety of information about the Manager, its then-existing ownership structure, the Transactions, MetLife, MetLife's intentions with respect to the Company, and the potential effects of the Transactions on the Company, the Funds, the Manager, the subadvisers, and the management and subadvisory agreements. At its meeting on September 27, 2005, the full Board of Directors, including all of the Independent Directors, met in person to discuss the September 28 Agreement and an additional agreement to become effective upon a change of ownership of Smith Barney. (The latter agreement is discussed in an accompanying Notice.)

     In considering whether to approve the September 28 Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Material matters considered by the Directors, including the Independent Directors advised by independent counsel, in connection with their approval of the September 28 Agreement included, among others, the following:

THE EFFECT OF THE TRANSACTIONS ON THE COMPANY AND THE FUND

     At its August 17, 2005 meeting, the Board requested and evaluated information provided by the Manager and MetLife about the Manager, the Manager's ownership before and after the Transactions, and MetLife. This information, and the Board's conclusions based thereon, are described in greater detail in the "Board Consideration" section of Proposal 1, above.

     In advance of the meeting, the Board received from the Manager and MetLife information about the Transactions and their effect on the Manager, the Company, and Smith Barney. Specifically, the Board was informed that the Transactions would not affect the subadvisers, and that the Manager did not expect that the Transactions would affect the services provided by the subadvisers, as those services were described at the Board's May 12, 2005 meeting (at which time the Board approved the previous agreement).

     At its September 27, 2005 meeting, the Board of Directors received and evaluated information regarding the acquisition of the Manager by MetLife. The Manager and MetLife confirmed that the Manager's ownership change did not affect the subadvisers, including Smith Barney.

     The information provided at the August 17, 2005 and September 27, 2005 meetings, in the opinion of the Manager and the Board, constituted all information reasonably necessary for the Board, in light of all other information regularly received by the Board, to form a judgment as to whether the September 28 Agreement would be in the best interests of the Fund and its investors.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUNDS UNDER THE PROPOSED SMITH BARNEY AGREEMENT

     The Board considered the nature, extent and quality of the services to be provided to the Fund by Smith Barney under the September 28 Agreement and determined them to be satisfactory. The Board reviewed the conclusions it reached at its May 12, 2005 meeting at which it reapproved the prior subadvisory agreement, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the September 28 Agreement. The Board considered particularly the representations that the nature, extent and quality of the services to be provided by Smith Barney to the Fund and the resources to be dedicated by Smith Barney to the Fund would not change under the September 28 Agreement, and would in fact be substantially similar to those provided under the prior agreement with Smith Barney, which the Board most recently approved at its May 12, 2005 meeting. The Board also noted that the personnel providing portfolio management services to the Fund would not change as a result of the Transactions.

INVESTMENT PERFORMANCE

     The Board also considered information about the performance of the Large Company Stock Fund, including information that compared the performance of the Fund to the performance of the Fund's respective benchmarks. The Board considered that in conjunction with its May 12, 2005 meeting and reapproval of the prior agreement with Smith Barney, it had reviewed data comparing the investment results of the Large Company Stock Fund to those of certain investment companies with similar investment objectives. In addition, the Board noted that it received detailed comparative performance information for the Fund in conjunction with each regular Board meeting during the year, and that this information includes performance versus one or more selected securities indices and performance against the Fund's peer group. The Board reviewed the conclusions it reached at its May 12, 2005 meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the September 28 Agreement.

     Based on its review and in light of all other factors, the Board concluded that Smith Barney's relative investment performance over time had been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SMITH BARNEY FROM ITS RELATIONSHIP WITH THE FUND

     The Board considered the investment subadvisory fee that would be charged pursuant to the September 28 Agreement, as well as the fee rates and amounts paid pursuant to the prior and substantially similar agreement that was in effect in 2004. The Board noted that the fees to be paid to Smith Barney under the September 28 Agreement are the same as those payable under the prior subadvisory agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at such May meeting, including conclusions based on comparative fee data, and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the Proposed Smith Barney Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by Smith Barney from its relationship with the Fund were fair and reasonable.

ANCILLARY BENEFITS

     The Board considered that the ancillary benefits that Smith Barney would receive pursuant to the September 28 Agreement were the same as those Smith Barney received pursuant to the prior agreement, which was reapproved by the Board during its annual review at the Board's May 12, 2005 meeting. The Board reviewed the conclusions it reached at the May meeting and determined that such conclusions continued to provide a reasonable basis upon which to approve the substantially similar terms of the September 28 Agreement. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by investment managers to mutual funds.

ECONOMIES OF SCALE

     The Board considered the extent to which Smith Barney would realize economies of scale as the Fund grows, and whether the fee levels in the September 28 Agreement would reflect those economies of scale for the benefit of investors. The Board reviewed the conclusions it reached at the Board's May meeting at which it reapproved the prior agreement and determined that such conclusions with respect to economies of scale continued to provide a reasonable basis upon which to reach the same conclusion on this issue with respect to the substantially similar terms of the September 28 Agreement. Specifically, the Board noted that the proposed subadvisory fees included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Fund, investors in the Fund receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for investors in the Fund to benefit from economies of scale as the Fund grows.

BOARD'S CONCLUSION

     After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the September 28 Agreement, that each of the factors discussed above supported the approval of the September 28 Agreement.

     Based on its evaluation of all the factors that it deemed to be material, including the factors described above, the Board, including its Independent Directors advised by independent counsel, concluded that it would be appropriate and desirable for Smith Barney to continue to act as a subadviser to the Fund pursuant to the September 28 Agreement and that the September 28 Agreement would be in the best interests of the Fund and its investors. Accordingly, the Board unanimously approved the September 28 Agreement and recommended its approval by persons having voting rights.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                                   PROPOSAL 5

                      CITISTREET INTERNATIONAL STOCK FUND
                      CITISTREET SMALL COMPANY STOCK FUND
                      CITISTREET LARGE COMPANY STOCK FUND
                        CITISTREET DIVERSIFIED BOND FUND

                    TO ELECT HUGH C. MCHAFFIE AND ROSS JONES
                      TO THE COMPANY'S BOARD OF DIRECTORS

     This proposal affects all the Funds, and you are therefore entitled to vote on this proposal for each Fund with respect to which you have voting rights. Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Company entitled to vote at the Meeting. Unlike Proposals 1-4, voting on Proposal 5 is on a Company-wide basis, not a Fund-by-Fund basis.

     The Board of Directors unanimously recommends you vote to elect Hugh C. McHaffie and Ross Jones and to the Company's Board of Directors. As permitted by
Section 16 of the Investment Company Act of 1940 and by the Company's articles of incorporation and by-laws, the Board selected Mr. McHaffie and Mr. Jones to fill vacancies that have arisen since the most recent shareholder meeting. The Board selected Mr. McHaffie and Mr. Jones after both were nominated by the Governance Committee, which is comprised of all of the Company's Independent Directors. Mr. McHaffie is an "interested person" of the Fund (as that term is defined in the Investment Company Act of 1940) because he is an officer of MetLife (and therefore is not an Independent Director). Mr. Jones serves as an Independent Director.

     The Company's Board of Directors currently consists of six members. The Board of Directors has nominated Hugh C. McHaffie and Ross Jones for election at the December 1 special meeting. Although Mr. McHaffie and Mr. Jones currently serve on the Board, we seek your vote to provide the Board greater flexibility to fill any future vacancies that may arise in its membership.

     Mr. McHaffie has consented to be named and is in fact currently a Director and the Chairman of the Board of Directors. He is not an Independent Director because he is an officer of MetLife, the parent company of the Manager. Mr. McHaffie has replaced Robert C. Dughi, who resigned effective September 27, 2005, as a Director and the Chairman of the Board of Directors. The Company does not know of anything that should preclude Mr. McHaffie from serving. If, for any reason, Mr. McHaffie should become unable or unwilling to stand for election as Director, either the shares represented by all voting instruction cards authorizing votes for Mr. McHaffie will be voted for the election of such other person as the Company's Board of Directors may recommend or the number of Directors to be elected at the December 1 meeting will be reduced accordingly.

     Mr. Jones has consented to be named and is in fact currently a member of the Board of Directors. He is an Independent Director. Mr. Jones has replaced Linda Bynoe, who resigned from the Board effective February 28, 2005. The Company does not know of anything that should preclude Mr. Jones from serving. If, for any reason, Mr. Jones should become unable or unwilling to stand for election as a Director, either the shares represented by all voting instruction cards authorizing votes for Mr. Jones will be voted for the election of such other person as the Company's Board of Directors may recommend or the number of Directors to be elected at the December 1 meeting will be reduced accordingly.

     Set forth below is information about the two nominees.

     HUGH C. MCHAFFIE, age 46, graduated from the University of Toronto in 1986 and has been a Fellow of the Society of Actuaries since 1992. Prior to joining MetLife in 1999, Mr. McHaffie was Vice President, Product Management for Manufacturers Life North America from 1990 through mid-1999. He has been Senior Vice President of the Metropolitan Life Insurance Company since 1999, and of the MetLife Group, Inc. since 2003. Mr. McHaffie is Chairman of the Metropolitan Series Fund, Inc. and the Metropolitan Series Fund II, both underlying mutual fund complexes that provide variable investment options to MetLife's products. Mr. McHaffie also serves as President and Chief Executive Officer of MetLife Advisers, LLC. He is the Director of a number of companies related to MetLife, including MetLife Investors Insurance Companies, COVA Corporation, MetLife Enterprise General Agency, GenAm Financial Corporation, New England Life Insurance Company and OMEGA Reinsurance Corporation. Mr. McHaffie was recommended for a position on the Company's Board of Directors by MetLife, the parent company of the Manager.

     ROSS JONES, age 63, graduated from Brown University in 1965. He served in the United States Army as a First Lieutenant from 1966 until 1969. He received an MBA from Columbia University in 1970. He served as Manager of Brown Brothers Harriman & Co. from 1970 until 1977. From 1977 until 1992, he served as Vice President and Treasurer of The Reader's Digest Association. From 1992 until 2000, Mr. Jones was Senior Vice President and Chief Financial Officer of Knight Ridder, Inc. He has previously served on the Boards of Directors of North American Reinsurance Co., Morgan Stanley Mutual Funds, and Brown Brothers Harriman Mutual Funds. Mr. Jones no longer serves on the Board of Directors of any of these companies. Mr. Jones is an Independent Director of the Company. He was recommended for that position by another Independent Director of the Company.

     Set forth below is certain information concerning the other current Directors who have been previously elected by shareholder vote. They will continue to serve after the shareholder meeting. Additional information regarding the Company's Officers and Directors is set forth in Appendix F.

     JANE DIRENZO PIGOTT, age 48, is the Managing Director of R3 Group LLC and its predecessors. Prior to February 2002, Ms. Pigott was a Partner and Chairperson of the Environmental Law Department of the law firm Winston & Strawn. Ms. Pigott has been a member of the Company's Board of Directors since 1993.

     JOHN G. BEAM, JR., age 58, is the Chairman of the Board of Acordia of Kentucky, Inc., an insurance agency. Mr. Beam has been a member of the Company's Board of Directors since 1993.

     NICHOLAS D. YATRAKIS, age 58, is a physician in private practice. He has been a member of the Company's Board of Directors since 1993.

     STEVEN I. WEINSTEIN, age 59, served as Vice President and Deputy General Counsel of Foster Wheeler Ltd. from May 2001 until October 2004. Before that, from April 1999 until May 2001, Mr. Weinstein served as Vice President and Deputy General Counsel for Foster Wheeler Corporation. He has been a member of the Company's Board of Directors since 1992.

     The Board of Directors met 4 times during the fiscal year ended December 31, 2004. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board on which he or she served during the fiscal year ended December 31, 2004. The Company has no formal policy regarding Director attendance at Board meetings, although Directors are encouraged to attend all meetings and they generally do so. The Company does not typically hold annual shareholder meetings.

     The Board of Directors has established two standing committees in connection with the governance of the Company: the Audit Committee and the Governance Committee.

     The Audit Committee consists of all the Independent Directors. The purposes of the Audit Committee are to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and to act as a liaison between the Company's independent auditor and the full Board of Directors. The function of the Audit Committee is oversight; it is Management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. The Audit committee met four times during the fiscal year ended December 31, 2004.

     The Governance Committee consists of all of the Independent Directors. The Governance Committee is responsible for making nominations for new Independent Directors, periodically reviewing the continued independence of the current Independent Directors, periodically reviewing Director compensation and other corporate governance issues. The Governance Committee met six times during the fiscal year ended December 31, 2004. The Governance Committee's charter pertaining to its Director nomination function is included as Appendix G to this proxy statement.

     The Governance Committee is responsible for considering Director nominees at such times as it considers nominating new Directors. The Governance Committee may consider recommendations by its members, other Board members, business and personal contacts of current Board members, search firms and shareholders. A shareholder wishing to recommend a Director nominee should submit his recommendation in writing to the Chair of the Governance Committee, c/o CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, NJ 08873. To be considered, any recommendation must include detailed information about the candidate, a statement regarding whether he or she would meet the definition of an Independent Director under the 1940 Act, and information regarding the investment in the Funds by the candidate and the person submitting the recommendation.

     The Governance Committee's process for identifying and evaluating nominees for director is as follows: The Governance Committee makes nominations for Independent Director membership on the Board of Directors. The Committee evaluates candidates' qualifications for Board membership and their independence from the Manager, the subadvisers, and other principal service provides. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also considers the effect of any relationships beyond those delineated in that Act that might impair independence, e.g., business, financial or family relationships with the Manager, the subadvisers or other service providers. The Governance Committee submits its nominations to the Board of Directors for formal nomination to ensure compliance with the technical requirements of state law.

     The Governance Committee has not established specific minimum qualifications that it believes must be met by a Director nominee. In evaluating candidates, the Governance Committee considers, among other matters, the individual's background, skills and experience; whether the individual would be considered an Independent Director under the 1940 Act; whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules; and whether the individual's background, skills and experience will compliment those of the other Board members. There are no differences in the manner in which the Governance Committee evaluates candidates for Director based on whether the candidate is recommended by a shareholder.

     Shareholders may communicate directly with the Board by writing to the Chair of the Governance Committee, c/o CitiStreet Funds, Inc., 400 Atrium Drive, Somerset, New Jersey 08873-4172. Shareholders may communicate directly with an individual Director by writing to that Director at the same address. Communications to the Board or individual Directors are not screened before being delivered to the addressee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 5.

                                   APPENDIX A

                    ADDITIONAL INFORMATION ABOUT THE MANAGER
                     AND ABOUT ADMINISTRATION OF THE FUNDS

     CitiStreet Funds Management LLC (the "Manager") is located at 400 Atrium Drive, Somerset, New Jersey 08873-4172. The Manager has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds and it recommends changes to the Board of Directors if warranted. The Manager allocates a Fund's assets among the subadvisers for that Fund. CRA Rogers Casey, 1 Parklands Drive, Darien, Connecticut 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. The Manager pays CRA RogersCasey's fees; CRA RogersCasey does not receive a fee from the Funds.

     State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the custodian of the assets and is also the accounting services agent for the Funds of the Company. In that capacity various personnel at State Street provide custodial and accounting services to, and keeps the accounts and records of, the Company. During 2004, the Company paid State Street $1,391,755 for its services as custodian and accounting services agent. State Street also assists the Manager in providing certain administrative services for the Company. For this assistance, the Manager (not the Company) paid State Street $357,381 in 2004.

     Boston Financial Data Services, Inc. ("BFDS"), a State Street affiliate, 2 Heritage Drive, North Quincy, MA 02171, serves as transfer agent and dividend disbursing agent for the Company. During 2004, the Company paid BFDS $108,763 for its services as transfer agent and dividend disbursing agent.

     The Manager receives an administrative services fee at an annual rate of up to 0.10% of net assets attributable to R Shares for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the R Shares. For administrative services, the Company paid the Manager $44,985 in 2004. The Manager will continue to provide these services to the Company after the approval of the Proposed Management Agreement.

     KPMG LLP, 99 High Street, Boston, Massachusetts, 02110-2371, served as the Company's independent accountant for the Company's most recent audited financial statements.

     Until the change of ownership structure described under Proposal 1, the Manager was a wholly-owned subsidiary of CitiStreet Retirement Services LLC, 400 Atrium Drive, Somerset, New Jersey 08873-4172, which is a wholly-owned subsidiary of CitiStreet LLC, Batterymarch Park III, 3 Pine Hill Drive, Quincy, MA 02169, which is jointly owned 50% State Street Bank and Trust Company and 50% by Keeper Holdings LLC, 338 Greenwich Street, New York, NY 10013. State

Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation, and both companies are located at One International Place, Boston, MA 02110. Keeper Holdings LLC is owned 81.1% by Primerica Life Insurance Company, 3120 Breckinridge Boulevard, Duluth, GA 30099, which is a wholly-owned subsidiary of Citigroup Insurance Holding Corporation, 399 Park Avenue, New York, NY 10043, which is a wholly-owned subsidiary of Associated Madison Companies Inc., 399 Park Avenue, New York, NY 10043, which is a wholly-owned subsidiary of Citigroup Inc., 399 Park Avenue, New York, NY 10043, a publicly-traded corporation. The remaining 18.9% of Keeper Holdings LLC is owned by SSB Keeper Holdings, LLC, 388 Greenwich Street, New York, NY 10013, which is a wholly-owned subsidiary of Citigroup Global Markets Holdings Inc., 388 Greenwich Street, New York, NY 10013, which is a wholly-owned subsidiary of Citigroup Inc.

     The Manager is now a wholly-owned subsidiary of CitiStreet Retirement Services LLC, 400 Atrium Drive, Somerset, New Jersey, 08873-4172, which is a wholly-owned subsidiary of Metropolitan Tower Life Insurance Company, a Delaware life insurance company, 111 Continental Drive, Suite 101, Newark, Delaware 19713, which is a direct wholly-owned subsidiary of MetLife, Inc., 200 Park Avenue, New York, New York 10166, a publicly-traded corporation.

     In 2004, the International Stock Fund paid commissions of $741 to Citigroup Global Markets, an affiliate of one of the Fund's subadvisers. This amount represented 0.15% of the aggregate commissions paid to brokers by the Fund in 2004. Also in 2004, the Large Company Stock Fund paid commissions of $11,507 and $209 to Citigroup Global Markets and State Street Brokerage Services, respectively, both of which were then affiliates of the Manager. For 2004, these amounts represented 1.79% and 0.04%, respectively, of the aggregate commissions paid to brokers by the Fund in 2004. Neither the Small Company Stock Fund nor the Diversified Bond Fund paid commissions to affiliated brokers in 2004.

     Each Fund pays its subadvisory fees directly to the subadvisers and pays the Manager a separate fee equal to an annual rate of 0.25% of average daily net assets. In 2005, the International Stock Fund paid the Manager $1,099,135, the Small Company Stock Fund paid the Manager $984,116, the Large Company Stock Fund paid the Manager $1,729,980, and the Diversified Bond Fund paid the Manager $1,979,522.

     The Company has adopted a distribution and shareholder servicing plan for the R shares (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the R shares of each Fund may pay CitiStreet Equities LLC a fee at an annual rate of up to 0.25% of the average daily net assets of the R Shares of the Fund. The Plan authorizes each Fund to make payments to CitiStreet Equities LLC for remittance to retirement plan service providers, brokers and other financial intermediaries, as compensation for distribution and shareholder services provided by such entities. The chart below shows, for the year ended December 31, 2004, the amounts received by CitiStreet Equities LLC under the Plan. All of the payments reimburse CitiStreet Equities LLC or its affiliates for distribution and administrative services provided with respect to the R Shares.

                                                           FEES PAID FOR
                                                          THE YEAR ENDED
FUND                                                     DECEMBER 31, 2004
----                                                     -----------------
CitiStreet International Stock Fund....................       $19,300
CitiStreet Small Company Stock Fund....................       $14,897
CitiStreet Large Company Stock Fund....................       $33,316
CitiStreet Diversified Bond Fund.......................       $44,951

     In 2004, the Company did not pay any fees to its affiliates, other than those listed in this Appendix A.

     The following chart lists the name and principal occupation of the Manager's directors and principal executive officer.

         NAME            POSITION WITH MANAGER    PRINCIPAL OCCUPATION
         ----            ----------------------  -----------------------
Hugh C. McHaffie.......  Director and President  Senior Vice President
                                                 of
Metropolitan Life                                Metropolitan Life
Insurance Company                                Insurance Company and
501 Boylston Street                              MetLife Group, Inc.;
Boston, MA 02116                                 President, CEO and
                                                 Chairman of MetLife
                                                 Advisers, LLC
Paul S. Feinberg.......  Director and Executive  President, General
400 Atrium Drive         Vice President          Counsel and Secretary,
Somerset, NJ 08873-4172                          CitiStreet Associates
                                                 LLC and various
                                                 affiliates
Alan C. Leland, Jr.....  Director and Vice       Vice President of
Metropolitan Life        President               Metropolitan Life
Insurance Company                                Insurance Company
501 Boylston Street
Boston, MA 02116
Anthony J.               Treasurer               Senior Vice President
Williamson.............                          and
27-01 Queens Plaza                               Treasurer of MetLife
North                                            Group, Inc.
Long Island City,
NY 11101
Peter J. Gulia.........  Senior Vice President,  Senior Vice President,
400 Atrium Drive         Counsel, and Assistant  Counsel, and Assistant
Somerset, NJ 08873-4172  Secretary               Secretary, CitiStreet
                                                 Associates LLC and
                                                 various affiliates

         NAME            POSITION WITH MANAGER    PRINCIPAL OCCUPATION
         ----            ----------------------  -----------------------
John F. Guthrie, Jr....  Vice President          Senior Vice President
                                                 of
501 Boylston Street                              MetLife Advisors, LLC;
Boston, MA 02116                                 and Vice President of
                                                 Metropolitan Life
                                                 Insurance Company
Brian Lodestro.........  Vice President          Vice President of
400 Atrium Drive                                 Managed Asset Products,
Somerset, NJ 08873-4172                          CitiStreet Associates
                                                 LLC
Daniel D. Jordan.......  Secretary               Associate General
Metropolitan Life                                Secretary Corporate
Insurance Company                                Secretary's Office of
501 Boylston Street                              Metropolitan Life
Boston, MA 02116                                 Insurance Company
                                                 Counsel and Assistant
Lori M. Renzulli.......  Vice President, Chief   Vice President, Chief
400 Atrium Drive         Compliance Officer,     Compliance Officer and
Somerset, NJ 08873-4172  and Assistant           Secretary, CitiStreet
                         Secretary               Associates LLC and
                                                 various affiliates

     The following chart provides information about our directors and officers who are also directors, officers, employees, shareholders or general partners of the Manager.

         NAME            POSITION WITH MANAGER     POSITION WITH THE COMPANY
         ----           ------------------------   -------------------------
Paul S. Feinberg......  Executive Vice President   President
Lori M. Renzulli......  Vice President, Chief      Secretary and Chief
                        Compliance Officer, and    Compliance Officer
                        Assistant Secretary

     No member of the Company's Board of Directors has purchased or sold securities exceeding 1% of the outstanding securities of any class of SSgA FM, Salomon Brothers, or Smith Barney since the beginning of the fiscal year ended December 31, 2004.

     As of December 31, 2004, no member of the Company's Board of Directors had a beneficial interest in shares of the Funds. As of December 31, 2004, the officers did not have beneficial ownership of more than 1% of the outstanding shares of any Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     No person or group is known to the Company to beneficially own more than 5% of any class of the Company's voting securities.

                                   APPENDIX B

                          ADDITIONAL INFORMATION ABOUT
                             SUBADVISORY AGREEMENTS

     The proposed and current subadvisory agreements with each of our subadvisers are substantially the same except for the names and addresses of the parties, the fees, and the effective date and term during which each agreement will be carried out. This section describes the terms and conditions that do not vary among the subadvisory agreements.

     Each subadviser's responsibilities for its respective Fund include:

     - managing the Fund's investment operations in accord with the Fund's investment objectives;

     - consulting with the Manager to set investment strategies;

     - supervising investments;

     - choosing such persons, brokers, dealers, or futures commissions merchants as the subadviser may select in order to carry out the policy with respect to brokerage that is set forth in the Company's registration statement and prospectus, or as the Board of Directors may direct from time to time;

     - placing orders to purchase and sell investments;

     - maintaining books and records on portfolio transactions;

     - providing transactional information to the Fund's custodian;

     - and providing records and other information to the Manager as necessary.

     The subadvisory agreements also delineate the subadvisers' liability for losses by the Fund or the Manager. The subadviser is liable for any loss to the Fund or Manager resulting from a breach of fiduciary duty with respect to receipt of compensation for services, for any loss resulting from willful misfeasance, bad faith or gross negligence of the subadviser in performing its duties, or from the subadviser's reckless disregard of its obligations and duties under the subadvisory agreement.

     The subadvisory agreements also delineate the obligations of the Manager toward the subadvisers. The agreements permit the subadvisers' directors, officers, and employees to engage in other business and management.

     The subadvisory agreements may be amended by mutual consent. The subadvisory agreements may continue for more than two years only if they are annually reapproved by our Board of Directors. The Manager, the subadvisers, or the Board of Directors may each terminate the subadvisory agreements on 30 to 60 days' notice.

                                   APPENDIX C

                          ADDITIONAL INFORMATION ABOUT
                          SSGA FUNDS MANAGEMENT, INC.

     The following chart lists the name, address and principal occupation of the principal executive officer and directors of SSgA Funds Management, Inc.

NAME AND ADDRESS           POSITION WITH SSGA       PRINCIPAL OCCUPATION
----------------        ------------------------   ----------------------
Thomas P. Kelly.......  Treasurer                  Senior Principal, SSgA
Mark J. Duggan........  Chief Legal Officer        Principal, Counsel,
                                                   SSgA
Peter A. Ambrosini....  Chief Compliance Officer   Principal, Chief
                                                   Compliance and Risk
                                                   Management Officer,
                                                   SSgA
Mitchell H. Shames....  Director                   Senior Principal,
                                                   Chief Counsel, SSgA
James Edward Ross.....  President/Director         Principal, Co-Head
                                                   Advisory Strategies,
                                                   SSgA
Peter G. Leahy........  Director                   Senior Principal,
                                                   Chief Operating
                                                   Officer, SSgA

     No member of the Company's Board of Directors has or has had a material interest in any material transaction of SSgA FM nor in any material proposed transaction to which SSgA FM or any parent or subsidiary of SSgA FM was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of SSgA FM. No officer of the Fund who is not a director or general partner has any interest in SSgA FM.

     SSgA Funds Management, Inc. ("SSgA FM") serves as one of the subadvisers to the International Stock Fund, Large Company Stock Fund, Small Company Stock Fund, and Diversified Bond Fund. SSgA FM is a Massachusetts corporation and is 100% owned by State Street Corporation. Both SSgA FM and State Street Corporation are located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. Thus, SSgA FM is an affiliate of State Street Corporation, and was an affiliate of the Manager at the time the Board approved the Proposed SSgA FM Agreements. As of December 31, 2004, SSgA FM managed approximately $98 billion in registered investment company assets and all of the State Street Global Advisors companies combined managed approximately $1.2 trillion in total assets.

                                   APPENDIX D

                          ADDITIONAL INFORMATION ABOUT
                     SALOMON BROTHERS ASSET MANAGEMENT INC

     The following chart lists the name, address and principal occupation of the principal executive officer and directors of Salomon Brothers Asset Management Inc ("Salomon Brothers"):

                         POSITION WITH
NAME AND ADDRESS        SALOMON BROTHERS       PRINCIPAL OCCUPATION
----------------        ----------------   ----------------------------
Peter John Wilby......  Director           Managing Director of Salomon
                                           Brothers; Chief Investment
                                           Officer -- U.S. Fixed Income
                                           High Yield and Emerging
                                           Market Debt of Citigroup
                                           Asset Management; Investment
                                           Officer of certain mutual
                                           funds associated with
                                           Citigroup
Michael Fred            General Counsel,   General Counsel, Citigroup
  Rosenbaum...........  Citigroup Asset    Asset Management
                        Management
Andrew Beagley........  Chief Compliance   Chief Anti-Money Laundering
                        Officer            Compliance Officer and Chief
                                           Compliance Officer of
                                           certain mutual funds
                                           associated with Citigroup;
                                           Managing Director, Citigroup
                                           Global Markets Inc.;
                                           Director, Citigroup Global
                                           Markets Inc.; Director of
                                           Compliance, North America,
                                           of CAM
Evan Lewis Merberg....  Director           Head of Global Institutional
                                           and International Retail for
                                           Citigroup Asset Management
Michael Even..........  Director           Co-Head and Global Chief
                                           Investment Officer for
                                           Citigroup Asset Management

     No member of the Company's Board of Directors has or has had a material interest in any material transaction of Salomon Brothers nor in any material proposed transaction to which Salomon Brothers or any parent or subsidiary of Salomon Brothers was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Salomon Brothers. No officer of the Fund who is not a director or general partner has any interest in Salomon Brothers.

     Salomon Brothers serves as one of the subadvisers to the Diversified Bond Fund. Its corporate offices are located at 399 Park Avenue, New York, New York 10022 and is wholly owned by Citigroup Financial Products, a public company located at 388 Greenwich Street, New York, New York 10013. Citigroup Financial Products is wholly owned by Citigroup Global Markets Holdings Inc., 388 Greenwich Street, New York, New York 10013, which is wholly owned by Citigroup Inc., 399 Park Avenue, New York, New York 10043, a publicly-traded company. Thus, Salomon Brothers is an affiliate of Citigroup, and was an affiliate of the Manager at the time the Board approved the Proposed Salomon Brothers Agreement. Salomon Brothers is no longer affiliated with the Manager. As of June 30, 2005, Salomon Brothers managed more than $82.8 billion of assets.

                                   APPENDIX E

                          ADDITIONAL INFORMATION ABOUT
                        SMITH BARNEY FUND MANAGEMENT LLC

     The following chart lists the name, address and principal occupation of the principal executive officer and directors of Smith Barney Fund Management LLC ("Smith Barney"):

                            POSITION WITH
NAME AND ADDRESS             SMITH BARNEY       PRINCIPAL OCCUPATION
----------------           ----------------   -------------------------
Robert Peter Wallace.....  Director           Director of Smith Barney

Robert Jay Gerken........  Chairman,          Managing Director of
                           President and      Citigroup Global Markets
                           Chief Executive    Inc.; Chairman, President
                           Officer            and Chief Executive
                                              Officer of Smith Barney
                                              and Citi Fund Management
                                              Inc.; President and Chief
                                              Executive Officer of
                                              certain mutual funds
                                              associated with
                                              Citigroup; Chairman of
                                              the Board, Trustee or
                                              Director of 185 funds in
                                              the Citigroup Fund
                                              Complex

Terrence J. Murphy.......  Chief Financial    Chief Financial Officer
                           Officer            of Smith Barney

Andrew Thomas Beagley....  Chief Compliance   Chief Anti-Money
                           Officer            Laundering Compliance
                                              Officer and Chief
                                              Compliance Officer of
                                              certain mutual funds
                                              associated with
                                              Citigroup; Managing
                                              Director, Citigroup
                                              Global Markets Inc.;
                                              Director, Citigroup
                                              Global Markets Inc.
                                              (2000 -- 2005); Director
                                              of Compliance, North
                                              America, of CAM

Robert Blair Shepler.....  Director           Director of Smith Barney

                            POSITION WITH
NAME AND ADDRESS             SMITH BARNEY       PRINCIPAL OCCUPATION
----------------           ----------------   -------------------------
Thomas Christopher         Secretary          Secretary of Smith Barney
  Mandia.................

Harry David Cohen........  Chief Investment   Managing Director of
                           Officer            Citigroup Global Markets
                                              Inc.; Co-Chief Investment
                                              Officer of Smith Barney
                                              and Citi Fund Management
                                              Inc.; Investment Officer
                                              of certain mutual funds
                                              associated with Citigroup

     No member of the Company's Board of Directors has or has had a material interest in any material transaction of Smith Barney nor in any material proposed transaction to which Smith Barney or any parent or subsidiary of Smith Barney was or is to be a party.

     No officer or director of the Company is a director, officer, employee, shareholder, or general partner of Smith Barney. No officer of the Fund who is not a director or general partner has any interest in Smith Barney.

     Smith Barney serves as one of the subadvisers to the Large Company Stock Fund. Smith Barney is a Delaware limited liability company and is located at 399 Park Avenue, New York, New York 10022. Smith Barney's sole member is Citigroup Global Markets Holdings Inc., 388 Greenwich Street, New York, New York 10013, which is wholly owned by Citigroup Inc., 399 Park Avenue, New York, New York 10022, a publicly-traded company. Thus, Smith Barney is an affiliate of Citigroup Inc., and was an affiliate of the Manager at the time the Board approved the Proposed Smith Barney Agreement. As of June 30, 2005, Smith Barney managed more than $99.1 billion of money market and mutual fund assets.

                                   APPENDIX F

                          ADDITIONAL INFORMATION ABOUT
                         THE MANAGEMENT AND GOVERNANCE
                                 OF THE COMPANY

     The following chart lists information about each director, nominee for director, and officer of the Company.

INDEPENDENT DIRECTORS

                                       TERM OF                          NUMBER OF
                                      OFFICE AND       PRINCIPAL        PORTFOLIOS
                         POSITION(S)  LENGTH OF      OCCUPATION(S)       IN FUND
                          HELD WITH      TIME            DURING          COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE    THE COMPANY   SERVED*        PAST 5 YEARS       OVERSEEN           HELD
---------------------    -----------  ----------  --------------------  ----------  --------------------
Ross Jones               Director     Since May   None                  Four        None
c/o CitiStreet                        2005
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 63

Jane DiRenzo Pigott      Director     12 years    Managing Director,    Four        None
c/o CitiStreet                                    R3 Group LLC and its
400 Atrium Drive                                  predecessors
Somerset, NJ 08873-4172                           (consulting); prior
Age: 48                                           to February 2002,
                                                  Partner and
                                                  Chairperson of the
                                                  Environmental Law
                                                  Department, Winston
                                                  & Strawn (law firm)

John G. Beam, Jr.        Director     12 years    Chairman of the       Four        None
c/o CitiStreet                                    Board, Acordia of
400 Atrium Drive                                  Kentucky, Inc.
Somerset, NJ 08873-4172                           (insurance)
Age: 58

Nicholas D. Yatrakis     Director     12 years    Physician in private  Four        None
c/o CitiStreet                                    practice
400 Atrium Drive
Somerset, NJ 08873-4172
Age: 58

                                       TERM OF                          NUMBER OF
                                      OFFICE AND       PRINCIPAL        PORTFOLIOS
                         POSITION(S)  LENGTH OF      OCCUPATION(S)       IN FUND
                          HELD WITH      TIME            DURING          COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE    THE COMPANY   SERVED*        PAST 5 YEARS       OVERSEEN           HELD
---------------------    -----------  ----------  --------------------  ----------  --------------------
Steven I. Weinstein      Director     13 years    Independent business  Four        None
c/o CitiStreet                                    adviser; and Of
400 Atrium Drive                                  Counsel to Florio &
Somerset, NJ 08873-4172                           Perrucci LLC (law);
Age: 59                                           May 2001 to October
                                                  2004, Vice President
                                                  and Deputy General
                                                  Counsel, Foster
                                                  Wheeler Ltd.; April
                                                  1999 to May 2001,
                                                  Vice President and
                                                  Deputy General
                                                  Counsel, Foster
                                                  Wheeler Corporation

INTERESTED DIRECTORS

Hugh C. McHaffie**       Director     Since       Since 1999, Senior    Four        Director and
MetLife                  and          September   Vice President,                   Chairman of the
501 Boylston Street      Chairman of  2005        Metropolitan Life                 Board of
Boston, MA 02116         the Board                Insurance Company;                Metropolitan Series
Age: 46                                           since 2003, Chair of              Fund, Inc. (since
                                                  the Board of                      2003); Trustee and
                                                  Managers, President               Chairman of
                                                  and Chief Executive               metropolitan Series
                                                  Officer, MetLife                  Fund II; Chairman of
                                                  Advisers LLC.                     the Board (since
                                                                                    2004) and Director
                                                                                    (since 2003),
                                                                                    Enterprise General
                                                                                    Insurance Agency,
                                                                                    Inc.; Director
                                                                                    (since 2002) and
                                                                                    Executive Vice
                                                                                    President (since
                                                                                    2003), First MetLife
                                                                                    Investors Insurance
                                                                                    Company, MetLife
                                                                                    Investors Insurance
                                                                                    Company of
                                                                                    California, MetLife
                                                                                    Investors; Director
                                                                                    (since 2004) and
                                                                                    Senior Vice
                                                                                    President (since
                                                                                    1999), NELICO;
                                                                                    Director Cova
                                                                                    Corporation (since
                                                                                    2000), General
                                                                                    American (since
                                                                                    2004) Omega
                                                                                    Reinsurance
                                                                                    Corporation (since
                                                                                    2003).

                                       TERM OF                          NUMBER OF
                                      OFFICE AND       PRINCIPAL        PORTFOLIOS
                         POSITION(S)  LENGTH OF      OCCUPATION(S)       IN FUND
                          HELD WITH      TIME            DURING          COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE    THE COMPANY   SERVED*        PAST 5 YEARS       OVERSEEN           HELD
---------------------    -----------  ----------  --------------------  ----------  --------------------
PRINCIPAL OFFICERS

Paul S. Feinberg         President    11 years    Executive Vice        Four        None
400 Atrium Drive                                  President and
Somerset, NJ 08873-4172                           General Counsel,
Age: 62                                           CitiStreet
                                                  Associates LLC and
                                                  various affiliates.

Matthew Riordan          Treasurer,   1 year      Senior Vice           Four        None
400 Atrium Drive         Chief                    President,
Somerset, NJ 08873-4172  Financial                Controller and
Age: 39                  Officer and              Treasurer,
                         Chief                    CitiStreet
                         Accounting               Associates LLC and
                         Officer                  various affiliates.
                                                  Prior to June 2004,
                                                  Vice President,
                                                  Finance, Merrill
                                                  Lynch & Co.

Lori M. Renzulli         Secretary    7 years     Assistant General     Four        None
400 Atrium Drive         and Chief                Counsel, CitiStreet
Somerset, NJ 08873-4172  Compliance               Associates LLC and
Age: 39                  Officer                  various affiliates.
                                                  Chief Compliance
                                                  Officer, CitiStreet
                                                  Funds Management LLC
                                                  and various
                                                  affiliates.

---------------

 * There is no set term for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

** Mr. McHaffie is an "interested person" of the Company because he is an officer of MetLife, the parent company of the Manager.

     As of December 31, 2004, no director or nominee for election as Director of the Company owns or has any beneficial interest in the any of the Funds or in any other registered investment companies overseen or to be overseen by the Director or to be overseen by the Director or nominee within the same family of investment companies as the Funds.

     As of December 31, 2004, none of the Independent Directors nor any of their immediate family members owned any securities issued by the Company's investment advisers (including subadvisers) or its principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser (including subadviser) or principal underwriter of the Funds.

     The chart below lists the compensation paid to Independent Directors during the year 2004. No compensation is paid by the Funds to Directors who are "interested persons" of the Manager, in other words, Directors who are not Independent Directors. The CitiStreet Funds are the only funds in the complex, so the compensation shown in the columns of the chart are the same.

                                                          TOTAL COMPENSATION FROM
                                AGGREGATE COMPENSATION       COMPANY AND FUND
NAME OF DIRECTOR               FROM COMPANY DURING 2004     COMPLEX DURING 2004
----------------               ------------------------   -----------------------
Linda Walker Bynoe*..........          $30,000                    $30,000
Steven I. Weinstein..........          $30,000                    $30,000
Jane DiRenzo Pigott..........          $30,000                    $30,000
John G. Beam, Jr. ...........          $30,000                    $30,000
Nicholas D. Yatrakis.........          $27,000                    $27,000

---------------

* Former Director. Mr. Jones was not a Director in 2004.

     Directors do not receive any form of deferred or retirement benefits.

                                   APPENDIX G

                          GOVERNANCE COMMITTEE CHARTER

                         CITISTREET FUNDS, INC. ("CF")
                          GOVERNANCE COMMITTEE CHARTER

     1. The Governance Committee shall be composed of all of the directors of CF who are not "interested persons" of CF as defined in the Investment Company Act of 1940 (the "Independent Directors"). The Governance Committee shall consist of at least three members. The Governance Committee may at any time appoint one of its members as Chairperson of the Governance Committee.

     2. The Governance Committee is a committee of the Board of Directors of CF. The purpose of the Governance Committee is to enhance the independence and effectiveness of the Independent Directors.

     3. To carry out its purpose, the Governance Committee shall have the following duties and powers.

          (1) The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Manager, the subadvisers, and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (the "1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the Manager, the subadvisers or other service providers. The Committee shall submit its nominations to the Board of Directors for formal nomination to ensure compliance with the technical requirements of state law.

          (2) The Committee shall periodically review the continued independence of the current Independent Directors.

          (3) The Committee shall periodically review director compensation and shall recommend any appropriate changes to the Board.

          (4) The Committee shall consider whether to recommend to the Board that it adopt a retirement policy for directors and, if the Board adopts a retirement policy, the Committee shall recommend changes to the Board if and when the Committee believes that changes are appropriate.

          (5) The Committee shall periodically review the way by which the Board and its committees function and shall recommend any appropriate changes to the Board.

          (6) The Committee shall periodically review the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

          (7) The Committee shall periodically review the indemnification and insurance coverage provided to Independent Directors and recommend any appropriate changes to the Board.

          (8) The Committee shall be responsible for hiring and monitoring the performance of legal counsel to CF and the Independent Directors. The Committee shall meet with counsel as it deems appropriate.

          (9) The Committee shall monitor and make recommendations to the Board for ongoing education of directors and for education of new directors. Among other things, the Committee and its members may request education materials and industry and regulatory updates from legal counsel for the Independent Directors and from CF's independent accountants. The Committee (or the Chairperson of the Committee acting on behalf of the Committee) may authorize the reimbursement of reasonable expenses for the Independent Directors to attend industry conferences or educational seminars.

          (10) The Committee shall keep regular minutes of its meetings, report its activities to the full Board on a regular basis, and make such recommendations with respect to the above matters and any other matters as the Committee may deem necessary or appropriate.

     4. The Governance Committee shall meet at least twice annually and may meet at any other time as the Committee may deem necessary or appropriate. Regular meetings of the Committee shall be held on such dates and at such places as may be fixed, from time to time, by the Committee or by CF's Secretary. In addition, special meetings of the Committee shall be held whenever called by the Chairperson of the Committee, by CF's Secretary, or by a majority of the members of the Committee either in writing or by vote at a meeting. The notice and quorum requirements in CF's by-laws that apply to Board meetings shall also apply to meetings of the Committee.

     5. At every meeting of the Governance Committee, the Chairperson of the Committee, if one has been selected and is present, and, if not, a chairperson chosen by a majority of the Committee members present, shall preside at the meeting.

     6. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

                                   APPENDIX H

                    FORM OF INVESTMENT MANAGEMENT AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT

     Agreement, made this      day of           , 200 between CitiStreet Funds,
Inc., a Maryland corporation (the "Series Fund"), and CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager").

     WHEREAS, the Series Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Series Fund is currently divided into four separate series (each a "Fund"), each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Series Fund desires to retain the Manager to render, or contract to obtain as hereinafter provided, investment advisory services to the Series Fund and also to avail itself of the facilities available to the Manager with respect to the administration of the Series Fund's day to day business affairs; and

     WHEREAS, the Manager is willing to render such investment advisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

          1. The Series Fund hereby appoints the Manager to act as manager of the Series Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described below for the compensation provided in paragraph 9. The Manager is authorized to enter into Subadvisory agreements for investment advisory services in connection with the management of each of the Funds of the Series Fund (the "Subadvisory agreements"), provided that no such contract shall be made until it has been approved by the Board of Directors of the Series Fund. The Series Fund shall be a party to each such agreement. Any such agreement may be entered into by the Manager on such terms and in such manner as may be permitted by paragraph 9(b) and by the 1940 Act and the rules thereunder (subject to any applicable exemptions). The Manager will continue to have supervisory responsibility for all investment advisory services furnished pursuant to any such Subadvisory agreements. The Manager will review the performance of all Subadvisers, determine the allocation of assets among the Subadvisers, and make recommendations to the Board of Directors with respect to the retention and renewal of such Subadvisory agreements.

          2. Subject to the supervision of the Board of Directors and, subject to paragraph 1 hereof, the Manager shall manage the operations of the Series Fund and each Fund thereof. More particularly:

             (a) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws, Prospectus, and Statement of Additional Information of the Series Fund and with the instructions and directions of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

             (b) The Manager will monitor the performance of each of the Subadvisers and will be generally responsible for their activities. The Manager shall meet periodically with each Subadviser to review and agree upon its current investment strategies and programs in the light of anticipated cash flows. The Manager shall periodically provide the Board of Directors with evaluations of the performance of the Subadvisers and shall make recommendations concerning the renewal or termination of the Subadvisory contracts.

             (c) For any Fund with more than one Subadviser, the Manager is authorized to determine the allocation of Fund assets among the Subadvisers.

             (d) The Manager shall provide the Board of Directors of the Series Fund such periodic and special reports as the Board may reasonably request.

             (e) The Manager shall be responsible for the financial and accounting records maintained by the Series Fund, other than those being maintained by the Series Fund's custodian or accounting services agent.

             (f) The Manager shall provide, or cause to be provided, to the Series Fund's custodian on each business day all information relating to the transactions in the securities owned, purchased, or sold by each Fund.

             (g) The Manager shall provide such staff assistance as the Board of Directors of the Series Fund shall reasonably request in connection with the conduct of meetings of the Board and otherwise.

             (h) The investment management services of the Manager to the Series Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render investment advisory services to others.

          3. The Series Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

             (a) The Articles of Incorporation of the Series Fund, as filed with the Secretary of State of Maryland;

             (b) The By-Laws of the Series Fund;

             (c) Certified resolutions of the Board of Directors of the Series Fund authorizing the appointment of the Manager and approving the form of this Agreement;

             (d) The Notification of Registration of the Series Fund under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission (the "Commission");

             (e) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Series Fund and shares of the Series Fund and all amendments thereto; and

             (f) The Prospectus and Statement of Additional Information of the Series Fund as currently in effect and as amended or supplemented from time to time.

          4. The Manager shall authorize and permit any of its directors, officers, and employees who may be elected as members of the Board of Directors or officers of the Series Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers, or employees of the Manager.

          5. The Manager shall keep the Series Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Series Fund are the property of the Series Fund and it will surrender promptly to the Series Fund any such records upon the Series Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act (or any successor provision) any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

          6. During the term of this Agreement, the Manager shall pay the following expenses:

             (i) the salaries and expenses of all personnel of the Series Fund and the Manager except the fees and expenses of members of the Board of

        Directors who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

             (ii) all expenses incurred by the Manager or by the Series Fund in connection with managing the ordinary course of the Series Fund's business, other than those stated below that will be paid by the Series Fund; and

             (iii) expenses incurred in connection with meetings of the Board of Directors of the Series Fund, including such staff assistance as the Board shall reasonably request, but not including the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act.

          7.  The Series Fund will pay the expenses described below:

             (a) the fees and expenses incurred by the Series Fund in connection with the management of the investment and reinvestment of each Fund's assets, including the fees described in paragraph 9;

             (b) brokers' commissions and any issue or transfer taxes chargeable to the Series Fund in connection with its securities, options, and futures transactions;

             (c) the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

             (d) the fees and expenses of the Series Fund's custodian(s) or accounting services agent(s) that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Series Fund (other than those relating to the shares and shareholder accounts of the Series
        Fund) and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Series Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, and (iii) the pricing of the shares of the Series Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the directors of the Series Fund;

             (e) the charges and expenses of legal counsel and independent accountants for the Series Fund;

             (f) all taxes and corporate fees payable by the Series Fund to federal, state, and other governmental agencies;

             (g) the fees of any trade associations of which the Series Fund may be a member;

             (h) the cost of fidelity, directors and officers, and errors and omissions insurance;

             (i) the fees and expenses involved in registering and maintaining registration of the Series Fund and of its shares with the Commission, and qualifying its shares, to the extent required, under state securities laws, including the preparation and printing of the Series Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws;

             (j) communications expenses with respect to investor services and expenses of preparing, printing, and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

             (k) all expenses incurred in connection with the holding of shareholder meetings; and

             (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business.

          8. In the event the expenses of the Series Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, and, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Series Fund the amount of such reduction which exceeds the amount of such compensation.

          9. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Series Fund shall pay to the Manager as full compensation therefor a fee at an annual rate of 0.25% of each Fund's average daily net assets. The fee shall be computed daily and shall be paid to the Manager monthly as of the first business day of the next succeeding calendar month. Any reduction in the fee payable and any payment by the Manager to the Fund pursuant to paragraph 8 shall be made monthly. Any such reductions or payments are subject to readjustment during the year. The Series Fund shall pay the fee described in this subparagraph (a) in addition to the subadvisory fees the Series Fund pays pursuant to subparagraph (b).

             (b) The Series Fund shall pay to each subadviser the fee set forth in the respective subadvisory agreement, which shall specify a fee rate or rates based upon the average daily net assets allocated to that subadviser;

        provided, however, that the annual fee rate for a subadviser shall not exceed the maximum annual fee rates specified below:

                                           MAXIMUM ANNUAL SUBADVISER
                                          FEE RATE AS A PERCENTAGE OF
                                           AVERAGE DAILY NET ASSETS
FUND                                      ALLOCATED TO THE SUBADVISER
----                                      ---------------------------
CitiStreet Large Company Stock Fund.....              0.45%
CitiStreet Small Company Stock Fund.....              0.80%
CitiStreet International Stock Fund.....              0.55%
CitiStreet Diversified Bond Fund........              0.35%

          10. The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph.

          11. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Series Fund without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the Series Fund's outstanding voting securities (as defined in the 1940 Act), or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          12. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Series Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

          13. Except as otherwise provided herein or authorized by the Board of Directors of the Series Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Series Fund in any way or otherwise be deemed an agent of the Series Fund.

          14. During the term of this Agreement, the Series Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Series Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery. The Series Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Series Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

          15. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

          16. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid,
     (1) to CitiStreet Funds Management LLC at 400 Atrium Drive, Somerset, New Jersey 08873-4172, Attention: Secretary; or (2) to CitiStreet Funds, Inc. at 400 Atrium Drive, Somerset, New Jersey 08873-4172, Attention: President.

          17. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

          18. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CITISTREET FUNDS, INC.

                                          By:
---------------------------------------
                                         ---------------------------------------
Witness

                                          CITISTREET FUNDS MANAGEMENT LLC

                                          By:
---------------------------------------
                                         ---------------------------------------
Witness

                                   APPENDIX I

                   FORM OF INVESTMENT SUBADVISORY AGREEMENTS

     This appendix includes the form of the new subadvisory agreement for each of the current subadvisers -- SSgA FM, Salomon Brothers, and Smith Barney. The form below omits certain identifying information for each of the subadvisers and it shows in brackets the other provisions that differ among the agreements.

                        INVESTMENT SUBADVISORY AGREEMENT

     Agreement made as of this           day of           , 2005, among
CitiStreet Funds, Inc., a Maryland corporation (the "Series Fund"), CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager"),
and           , a           (the "Subadviser").

     WHEREAS, CitiStreet Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which CitiStreet Funds Management LLC will act as Manager of the Series Fund; and

     WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

     WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the
CitiStreet           Fund (the "Fund"), the Series Fund has the responsibility
of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

             (i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

             (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

             (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund, and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

             (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

             (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act.

             (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

               (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

             (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager. The Subadviser shall maintain records relating to the proxy votes and shall provide such records to the Manager upon reasonable request so that the Series Fund can meet its obligations to file proxy information with the Securities and Exchange Commission.

             (ix) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

             (x) The Subadviser's responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

          (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

          (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

          (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and other applicable state and federal laws and regulations.

          (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

          (f) The Subadviser agrees to provide, upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. [SSgA FM, for the International Stock Fund: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $150 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $150 million.] [SSgA FM, for the Small Company Stock Fund: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.08% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.06% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.04% of the average daily Net Allocated Assets over $100 million; provided, however, that the fee shall not be less than the lesser of (i) $50,000 on an annualized basis or (ii) the maximum subadvisory rate for the Small Company Stock Fund of 0.80% of the average daily Net Allocated Assets on an annualized basis.] [SSgA FM, for the Large Company Stock Fund: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.05% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.04% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.02% of the average daily Net Allocated Assets over $100 million; provided, however, that the fee shall not be less than the lesser of (i) $50,000 on an annualized basis or (ii) the maximum subadvisory rate for the Large Company Stock Fund of 0.45% of the average daily Net Allocated Assets on an annualized basis.] [SSgA FM, for the Diversified Bond
Fund: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.05% of the average daily Net Allocated Assets.] [Salomon Brothers: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.35% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.25% of the average daily Net Allocated Assets over $100 million.] [Smith
Barney: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.45% of the average daily Net Allocated Assets up to and including $45 million, plus a fee at an annual rate of 0.35% of the average daily Net Allocated Assets over $45 million.] The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

     4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the CitiStreet Funds, Inc. at 400 Atrium Drive, Somerset, New Jersey, 08873-4172, Attention: President; (2) to CitiStreet Funds Management LLC at 400 Atrium Drive, Somerset, New Jersey
08873-4172, Attention: Secretary; or (3)           , at           .

     10.  This Agreement shall be governed by the laws of the State of New
Jersey.

     11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CITISTREET FUNDS, INC.

                                          By:
                                          --------------------------------------
                                             Paul S. Feinberg
                                             President

                                          CITISTREET FUNDS MANAGEMENT LLC

                                          By:
                                          --------------------------------------
                                             Paul S. Feinberg
                                             Executive Vice President

                                          [SUBADVISER]

                                          By:
                                          --------------------------------------
                                             Name:
                                             Title:

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

                                   HOW TO VOTE

1) Read the Proxy Statement.

2) Check the appropriate boxes on the reverse side.

3) Sign and date the Voting Instruction Card.

4) Return the Card in the envelope provided.

FUND/INSURANCE COMPANY NAME PRINTS HERE

If you have a beneficial interest in one or more of the Funds through a Travelers variable annuity or life insurance contract, you are entitled to provide instructions on how to vote the shares representing your interest in the Fund(s). The Proxy Statement that accompanies this voting instruction card describes five proposals. You may provide Travelers with voting instructions for each of the Proposals that applies to your Fund(s).

If you have an interest in one or more of the Funds through shares held directly or indirectly by an eligible retirement plan, these voting cards are being sent, under the independent plan fiduciary's (if any) standing instruction, to you as a participant, beneficiary, or alternate payee who has an indirect interest in the shares of the Fund(s).

For your voting instructions to be effective, they must be received prior to the close of business on November 28, 2005. The shares will be voted in accordance with your instructions at CitiStreet's special shareholders meeting on December 1, 2005 at 10:00 a.m., in the offices of the Funds, 400 Atrium Drive, Somerset, New Jersey. If you wish to revoke your instructions and provide new instructions, you must provide written notice of your revocation prior to the close of business on November 28, 2005.


                                 Please vote, date and sign, and promptly return
                                   this card in the enclosed envelope provided.

                                              Dated: ______________

                                 -----------------------------------------------


                                 -----------------------------------------------
                                 Signature(s)                  (SIGN IN THE BOX)

                                 Please sign exactly as your name or names appear to the left. When the contract is held jointly, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                 Citistreet - sd

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these matters. IF YOU HAVE A BENEFICIAL INTEREST IN ONE OR MORE OF THE FUNDS THROUGH A VARIABLE ANNUITY CONTRACT OR A VARIABLE LIFE INSURANCE CONTRACT: IF YOU SUBMIT A PROPERLY SIGNED VOTING INSTRUCTION CARD BUT DO NOT PROVIDE INSTRUCTIONS REGARDING A PARTICULAR PROPOSAL OR PROPOSALS FOR A FUND IN WHICH YOU HAVE AN INVESTMENT, TRAVELERS WILL VOTE THE SHARES REFLECTING YOUR BENEFICIAL INTEREST IN FAVOR OF THAT PROPOSAL OR PROPOSALS. IF YOU DO NOT RETURN A PROPERLY SIGNED VOTING INSTRUCTION CARD FOR A FUND IN WHICH YOU HAVE AN INVESTMENT, TRAVELERS WILL VOTE THE SHARES REFLECTING YOUR BENEFICIAL INTEREST IN THAT FUND IN PROPORTION TO THE OVERALL INSTRUCTIONS THAT IT HAS RECEIVED FROM CONTRACT AND OTHER BENEFICIAL OWNERS. IF YOU HAVE A BENEFICIAL INTEREST IN ONE OR MORE OF THE FUNDS THROUGH AN ELIGIBLE RETIREMENT PLAN: IF YOU SUBMIT A PROPERLY SIGNED VOTING INSTRUCTION CARD BUT DO NOT PROVIDE INSTRUCTIONS REGARDING A PARTICULAR PROPOSAL OR PROPOSALS, YOUR SHARES WILL NOT BE VOTED ON THAT PROPOSAL OR PROPOSALS.

                                                                                  FOR   AGAINST   ABSTAIN
                                                                                  ---   -------   -------
1.   Approve a proposed investment management agreement with the Company's        [ ]     [ ]       [ ]   1.
     current investment manager, CitiStreet Funds Management LLC.

2.   Approve proposed investment subadvisory agreements with SSgA Funds           [ ]     [ ]       [ ]   2.
     Management.

3.   Approve a proposed investment subadvisory agreement with Salomon Brothers    [ ]     [ ]       [ ]   3.
     Asset Management Inc for the Diversified Bond Fund.

4.   Approve a proposed investment subadvisory agreement with Smith Barney Fund   [ ]     [ ]       [ ]   4.
     Management LLC for the Large Company Stock Fund.

                                                                                       FOR all
                                                                                       nominees         WITHHOLD
                                                                                      (except as      authority to
                                                                                     noted to the     vote for all
                                                                                  contrary at left)     nominees
                                                                                  -----------------   ------------
5.   Consider and vote on the following as Directors of the Board of Directors:

     (01) Hugh C. McHaffie and (02) Ross Jones                                           [ ]               [ ]     5.


     Instruction: To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) on the line below.


     ---------------------------------------------------------------------------
                                       PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                 Citistreet - sd